UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Splunk Inc.
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270 Brannan Street San Francisco, California 94107

Notice of Annual Meeting of Stockholders
To Be Held at 3:30 p.m. Pacific Time on June 11, 2020

TO THE STOCKHOLDERS OF SPLUNK INC.:

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Splunk Inc., a Delaware corporation (“Splunk,” “we,” or the “Company”), will be held virtually via live audio webcast on June 11, 2020, at 3:30 p.m. Pacific Time, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect three Class II directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified;
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2021;
3.	To conduct an advisory vote to approve the compensation of our named executive officers; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of Splunk (the “Board”) fixed the close of business on April 16, 2020 as the record date for the Annual Meeting. Only holders of our common stock as of the record date are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about April 28, 2020, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice provides instructions on how to vote online, by telephone, or by mail and includes instructions on how to receive a paper or e-mail copy of proxy materials if you choose. Instructions on how to access our proxy statement and our fiscal 2020 Annual Report may be found in the Notice or on our website at investors.splunk.com.

In light of evolving public health and safety considerations posed by the COVID-19 pandemic, the Annual Meeting this year will be a virtual-only meeting of stockholders. Stockholders will be able to attend and participate in the Annual Meeting, vote their shares electronically, submit questions, and examine a stockholder list during the live audio webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/SPLK2020 and entering their control number. Stockholders may submit questions for the meeting in advance at www.proxyvote.com. We anticipate returning to an in-person meeting format in future years.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting online, we urge you to submit your vote now via the Internet, telephone, or mail.

We appreciate your continued support of Splunk.

Very truly yours,

Scott Morgan
Senior Vice President, Chief Legal Officer, Global Affairs and Secretary
San Francisco, California April 28, 2020

HOW TO CAST YOUR VOTE

www.proxyvote.com Vote by Internet

1-800-690-6903 Vote by Telephone

Mail your signed proxy card Vote by Mail

Note for Street Name Holders:
If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you a voting instruction form.

Your vote is important. Please vote your shares as soon as possible.

See “Other Matters—Questions and Answers About the Proxy Materials and Our 2020 Annual Meeting” for details on voting requirements and additional information about the Annual Meeting, including how to vote at the Annual Meeting.

Proxy Statement Summary

Voting Matters, Vote Recommendations and Rationale

Voting Matter	Board Vote Recommendation
Proposal 1: Election of Class II Directors	FOR each nominee

The Board and the Nominating and Corporate Governance Committee believe that each of the nominees possesses the right skills, qualifications and experience to effectively oversee the Company’s long-term business strategy.	> (page 10)
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR

The Board and the Audit Committee believe that the retention of PricewaterhouseCoopers LLP for the fiscal year ending January 31, 2021 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm.	> (page 36)
Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation	FOR

Our executive compensation program demonstrates the continuing evolution of our “pay for performance” philosophy, and reflects feedback received from stockholder engagement. We currently hold our Say-on-Pay vote annually.	> (page 41)

YOUR VOTE IS IMPORTANT

This summary highlights information contained within this proxy statement. You should read the entire proxy statement carefully and consider all information before voting. Page references are supplied to help you find further information in this proxy statement.

Splunk 2020 Proxy Statement 1

Proxy Statement Summary

Fiscal 2020 Business Highlights

Fiscal 2020 was a year of strong growth, financial performance and execution. Our ongoing prioritization of customer success and adoption led to continued top-line revenue growth. In fiscal 2020, our executive compensation plans emphasized revenue and non-GAAP operating margin metrics to align our compensation incentives with our business strategy of delivering growth with spending discipline and operating leverage, which we believe is consistent with the investment objectives of our stockholders. These are the financial metrics on which our investors focused in fiscal 2020, and we provided robust information and discussion regarding the results of these metrics each quarter during the fiscal year. Our fiscal 2020 business highlights include achievement of the following revenue and non-GAAP operating margin results and other important metrics:

●	Total revenue of $2.359 billion, up 31% year-over-year;
●	Non-GAAP operating margin of 14.2%(1);
●	Operating cash flow of negative $287.6 million with free cash flow of negative $388.8 million(1); and
●	Over 19,400 customers in more than 130 countries at the end of fiscal 2020, compared to over 17,500 customers at the end of fiscal 2019.
(1)	To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we provide investors with certain non-GAAP financial measures, including non-GAAP operating margin and free cash flow. For a full reconciliation between GAAP and non-GAAP operating margin and between net cash provided by operating activities and free cash flow, please see our Annual Report on Form 10-K for the year ended January 31, 2020.

	Total Revenue	Total Stockholder Return**
	$ in Millions • FYE January 31	FYE January 31

*	Reflects the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606).	** The chart shows the total return on our common stock through the end of fiscal 2020, assuming an initial investment of $100 at the end of fiscal 2015.

See also “Executive Compensation—Compensation Discussion and Analysis—Executive Summary—Strategic Context and Fiscal 2020 Business Highlights” on page 42 of this proxy statement. Detailed information on our financial and operational performance can be found in our fiscal 2020 Annual Report on Form 10-K.

2

Proxy Statement Summary

Corporate Governance

We believe that good corporate governance promotes the long-term interests of our stockholders, strengthens our Board and management accountability and leads to better business performance. For these reasons, we are committed to maintaining strong corporate governance practices.

The “Corporate Governance at Splunk” section beginning on page 10 describes our governance practices, which include the following highlights:

100% Independent Committee Members
Independent Chair
Majority Voting for Directors with Resignation Policy
Annual Board and Committee Evaluation
Board Continuing Education Program
Proxy Access Bylaws
Director Change in Circumstances with Resignation Policy
Qualified Diverse Candidate Pool Policy
Board Risk Oversight
Periodic Review of Committee Charters and Governance Policies
Regular Meetings of Independent Directors Without Management Present
Formal CEO Evaluation Process
Clawback Policy
Annual Say-on-Pay Vote
Stockholder Engagement Program
Stock Ownership Guidelines for Directors and Officers
Anti-Hedging and Anti-Pledging Policy
Code of Conduct for Directors, Officers and Employees
Succession Planning Process

Stockholder Engagement

We believe that effective corporate governance includes regular, constructive conversations with our stockholders. We are committed to maintaining an active dialogue to understand the priorities and concerns of our stockholders and believe that ongoing engagement builds mutual trust and understanding with our stockholders. Stockholder engagement and feedback are critical components of our corporate governance practices and inform our decisions and programs.

Over the past several years, in response to stockholder feedback, and as part of our ongoing evaluation of best practices, the Board has incorporated enhancements to our executive compensation program and corporate governance practices such as those depicted in the timeline. In fiscal 2020, we solicited the views of institutional stockholders representing approximately 67% of our shares and engaged in substantive discussions with stockholders representing approximately 37% of our shares. These discussions have helped ensure that our Board’s decisions are informed by stockholder objectives.

For additional information, see “Corporate Governance at Splunk—Stockholder Engagement” on page 30 of this proxy statement and “Executive Compensation—Compensation Discussion and Analysis—Executive Summary—Stockholder Engagement and Our 2019 Say-on-Pay Vote” on page 44 of this proxy statement.

Splunk 2020 Proxy Statement 3

Proxy Statement Summary

MARCH

● Replaced revenue metric with annual recurring revenue in both our executive bonus plan and our PSU program to align our incentives with key drivers of stockholder value and reflect our transition to a renewable business model
● Replaced non-GAAP operating margin metric with operating cash flow in our PSU program to reflect focus on disciplined execution of our business objectives during our transition to a renewable business model

APRIL ● Enhanced proxy disclosures of Board succession planning, risk oversight and corporate sustainability
MARCH
● Added stock price modifier to PSU program
APRIL
● Enhanced proxy disclosures of director qualifications and skills, the role of diversity in our director nominations process, Board refreshment and corporate sustainability
SEPTEMBER
● Updated stock ownership guidelines

MARCH
● Replaced operating cash flow metric with non-GAAP operating margin in our PSU program to reflect increased strategic focus on a profitability measure
APRIL
● Added collective director qualifications table to proxy
DECEMBER
● Adopted director change in circumstances with resignation policy
● Adopted qualified diverse candidate pool policy

MARCH
● Implemented proxy access Bylaws
● Increased proportion of PSUs in long-term equity compensation program for all executive officers
APRIL
● Added proxy disclosure regarding Board and Committee self-evaluations and succession planning

FEBRUARY
● Adopted clawback policy
MARCH
● Introduced performance-based equity awards (“PSUs”) with revenue and operating cash flow metrics
APRIL
● Significantly enhanced readability and presentation of proxy

SEPTEMBER ● Launched formal stockholder engagement program ● Adopted majority voting for directors with resignation policy ● Adopted stock ownership guidelines

4

Proxy Statement Summary

Director Nominees and Other Directors

Ensuring the Board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, experience, and backgrounds, and effectively represent the long-term interests of stockholders is a top priority of our Board and Nominating and Corporate Governance Committee. The Board believes periodic assessment of directors is integral to an effective governance structure and aims to strike a balance between ensuring that we retain directors with deep knowledge of the Company while adding directors who bring a fresh perspective. We have added three new directors since 2017, enhancing the Board’s breadth and depth of experience and diversity, while taking into account the Company’s evolving business model, the macro technology business environment and the changing governance landscape.

Current Board Overview

Director Independence	Tenure	Age	Gender Diversity

The following table provides summary information about each director nominee and other directors as of March 31, 2020. See pages 14 to 18 for more information.

	Class	Age	Principal Occupation	Director Since	Current Term Expires	Expiration of Term For Which Nominated	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
2020 Director Nominees
John Connors*	II	61	Managing Partner, Ignition Partners	2007	2020	2023
Patricia Morrison*	II	60	Former EVP, Customer Support Services, and CIO, Cardinal Health	2013	2020	2023
Stephen Newberry*	II	66	Former Chairman, Lam Research	2013	2020	2023
Continuing Directors
Mark Carges*	I	58	Former CTO, eBay	2014	2022	—
Elisa Steele*	I	53	Independent Board Member	2017	2022	—
Sri Viswanath*	I	44	CTO, Atlassian	2019	2022	—
Sara Baack*	III	48	Chief Product Officer, Equinix	2017	2021	—
Douglas Merritt	III	56	President and CEO, Splunk	2015	2021	—
Graham Smith*	III	60	Chair, Splunk	2011	2021	—
*	Independent director	Chair	Member	Audit Committee Financial Expert

Splunk 2020 Proxy Statement 5

Proxy Statement Summary

Executive Compensation Highlights

Our executive compensation program is designed to attract, motivate and retain the key executives who drive our success. Pay that reflects performance and aligns with the interests of long-term stockholders is key to our compensation program design and decisions. The Compensation Committee structures our executive compensation program to include significant performance attributes that are aligned with our business strategy and long-term stockholder value creation. The fiscal 2020 executive compensation program provided short-term cash bonuses designed to drive top-line growth and long-term equity awards designed to drive revenue, non-GAAP operating margin performance and future stock price performance. The following chart summarizes the evolution of our long-term equity compensation design in response to stockholder feedback and other considerations.

*	Equity weightings are at the target performance level; the actual mix of equity will vary with performance unit award results.
**	In fiscal 2017 only, long-term equity compensation for our CEO consisted of 25% RSUs and 75% PSUs.

6

Proxy Statement Summary

Our Executive Compensation Practices

Our executive compensation policies and practices are designed to reinforce our pay for performance philosophy and align with sound governance principles. Listed below are highlights of our fiscal 2020 executive compensation policies and practices:

What We Do	What We Don’t Do

● Performance-based cash and equity incentives
● Caps on performance-based cash and equity incentive compensation
● Annual review and approval of our executive compensation strategy
● Significant portion of executive compensation at risk based on corporate performance
● Clawback policy on cash and equity incentive compensation
● Stock ownership guidelines for executive officers and directors
● Four-year equity award vesting periods
● Independent compensation consultant engaged by the Compensation Committee
● 100% independent directors on the Compensation Committee
● Limited and modest perquisites
● Formal CEO evaluation tied to compensation decisions
● Ongoing engagement with our institutional stockholders regarding our compensation policies and practices

● No “single trigger” change in control payments and benefits
● No post-termination retirement or pension-type non-cash benefits or perquisites for our executive officers that are not generally available to our employees
● No tax gross-ups for change in control related payments
● No short sales, hedging, or pledging of stock ownership positions and transactions involving derivatives of our common stock
● No strict benchmarking of compensation to a specific percentile of our peer group

Our Fiscal 2020 Named Executive Officer Pay

The charts below show the pay mix of our CEO and other named executive officers (“NEOs”) and the components of their pay for fiscal 2020, specifically the base salary and cash bonus amounts earned and the grant date fair value of equity awards granted in fiscal 2020. These charts illustrate the predominance of at-risk and performance-based components in our regular executive compensation program. We believe these elements provide a compensation package that attracts and retains qualified individuals, links individual performance to Company performance, focuses the efforts of our NEOs and other executive officers on the achievement of both our short-term and long-term objectives and aligns the interests of our executive officers with those of our stockholders.

Splunk 2020 Proxy Statement 7

Proxy Statement Summary

CEO

All Other NEOs*

*	This chart excludes one-time cash payments made to Mr. Child and Mr. Conte. See “Executive Compensation—Compensation Discussion and Analysis— Other Compensation Policies and Information—One-Time Transition Bonuses” on page 58 of this proxy statement for details on the one-time cash payments made to Mr. Child and Mr. Conte. If the one-time cash payments made to Mr. Child and Mr. Conte were to be included, the pay mix would be 62% performance-based.

In addition, the chart below illustrates the short-term and long-term timeframe over which the various components of the NEOs’ fiscal 2020 compensation are earned and paid and serve to continue to retain and incentivize our NEOs.

FYE January 31

2020	2021	2022	2023
BASE SALARY Paid throughout fiscal 2020

CASH BONUS Fiscal 2020 annual cash bonus (50% of target bonus paid in September 2019, and full fiscal 2020 achievement determined and paid in March 2020)

LONG-TERM EQUITY COMPENSATION (RSUs) Fiscal 2020 awards granted in March 2019 (25% vested in March 2020, remaining 75% vest quarterly thereafter over next three years)

LONG-TERM EQUITY COMPENSATION (PSUs)
Fiscal 2020 awards granted in March 2019
(25% of earned corporate PSUs vested in March 2020, remaining 75% of earned corporate PSUs vest quarterly thereafter over next three years)

(stock price PSUs eligible to be earned and to vest beginning in June 2021 on a quarterly basis through the end of the four-year vesting period of the corporate PSUs or March 2023)

8

Splunk 2020 Proxy Statement 9

Corporate Governance at Splunk

Election of Directors The Board recommends a vote “FOR” each of the nominees named below.

Our business affairs are managed under the direction of our Board, which is currently composed of nine members. Eight of our directors are independent within the meaning of the independent director rules of The Nasdaq Stock Market. Our Board is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which he or she is elected and until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.

In an uncontested election, directors are elected by a majority vote. This means that in order for a nominee to be elected in an uncontested election, the number of votes cast “For” such nominee’s election must exceed the number of votes cast “Against” that nominee’s election. Broker non-votes and abstentions will have no effect on the outcome of such election. In addition to the majority vote standard for director elections, we have a director resignation policy described in “Other Matters–Questions and Answers about the Proxy Materials and our 2020 Annual Meeting” on page 77.

In light of the individual qualifications and experiences of each of our director nominees, and the contributions that our nominees have made to our Board, our Board has recommended that each of our director nominees be elected by our stockholders. Biographies of all our directors are set forth below under “Nominees for Director” and “Continuing Directors.”

Board Composition

Considerations in Evaluating Director Nominees

Our Board follows an annual director nomination process that promotes thoughtful and in-depth review of overall Board composition and director nominees throughout the year. At the beginning of the process, the Nominating and Corporate Governance Committee reviews current Board composition and any specific characteristics desired for future director candidates. In its review of incumbent director candidates, the Nominating and Corporate Governance Committee evaluates any changes in circumstances that may impact their candidacy and considers information from the Board evaluation process. Upon a recommendation from the Nominating and Corporate Governance Committee, the Board considers and approves the nomination of director candidates for election at the annual meeting of the stockholders. See “Board Refreshment and Succession Planning” below for a discussion of the director search and selection process.

In evaluating director candidates and considering incumbent directors for nomination to the Board, the Nominating and Corporate Governance Committee expects certain minimum qualifications and takes into consideration key factors, experiences, qualifications and skills that are relevant to the Board’s work and the Company’s strategy and strengthens the current Board’s skills mix.

10

Corporate Governance at Splunk

The Nominating and Corporate Governance Committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board:

Highest personal and professional ethics & integrity	Proven achievement in nominee’s field	Sound business judgment	Complementary skills to those of existing Board	Ability to assist management and significantly contribute to our success	Understanding of fiduciary duties	Commitment of time and energy

Key factors the Nominating and Corporate Governance Committee considers when selecting directors and refreshing the Board (in addition to the current size and composition of the Board and the needs of the Board and its committees) include:

Age and Tenure – While the Board does not have term limits, the Board seeks to establish appropriate levels of director turnover. New perspectives and new ideas are critical to a forward-looking and strategic Board, as are the benefits of the valuable experience and familiarity that longer-serving directors bring.
Diversity – Our Corporate Governance Guidelines reflect our commitment to Board diversity, by explicitly stating the Board’s commitment to include qualified diverse candidates (including gender, race and ethnicity) in the pool from which nominees are considered. We believe that the judgment and perspective offered by a diverse board of directors improves the quality of decision making and enhances the Company’s business performance. We also believe such diversity can help the Board respond more effectively to the varying needs of our customers, stockholders, workforce and other stakeholders.

Experience – The Nominating and Corporate Governance Committee strives for a Board that spans a range of expertise and perspective in areas relevant to the Company’s business, strategic vision and operating and innovation environment.

Full-time employment/Directorships – The Nominating and Corporate Governance Committee takes into consideration employment status and whether the director holds a current operating role or is retired, and number of other public company boards on which the director serves to evaluate whether the nominee can commit the time and energy necessary to diligently carry out his or her fiduciary responsibilities.

Independence – Having an independent Board is a core element of our governance philosophy. Our Corporate Governance Guidelines provide that a majority of our directors will be independent as defined under The Nasdaq Stock Market rules.

The Nominating and Corporate Governance Committee also considers and evaluates other factors it deems to be in our and our stockholders’ best interests. The Nominating and Corporate Governance Committee does not pre-assign any weighting or priority to any of these factors.

The Nominating and Corporate Governance Committee reviews with the Board on an annual or more frequent basis the director skills and experience qualifications that it believes are desirable to be represented on the Board. The Board and the Nominating and Corporate Governance Committee believe that the collective experiences and qualifications of the directors allow the Board to best fulfill its responsibilities to the long-term interest of our stockholders.

Splunk 2020 Proxy Statement 11

Corporate Governance at Splunk

Below is a summary of the primary experience, qualifications and skills that our directors bring to the Board:

Capability		Description	Number of directors with the capability
	Technology infrastructure	Deep insight in technology infrastructure, business prioritization and customer drivers
	Scaling a SaaS business	Experience growing successful SaaS companies, reaching scale and maturity
	Investment	Experience creating long term value through investment, acquisitions, and growth strategies
	CEO experience	Expertise shaping strategy, performance, prioritization, and scale leadership
	Modern technologist	Deep knowledge in technology architecture, risk, and innovation including transitioning from on-premises to cloud
	Sales	Experience building global sales capability for cloud services and enterprise software
	Marketing	Marketing and brand-building capability in rapidly changing industries, including new markets and expansion into adjacencies
	Key customer segment insight	Depth of insight into current and potential target markets and geographies
	Finance	Financial expert with expertise in financial strategy, accounting, reporting
	People and compensation	Expertise in aligning company culture, performance, reward and talent with strategy
	Governance, risk and compliance	Experience in public company corporate governance and creating long term sustainable value
Strong capability	Moderate capability

12

Corporate Governance at Splunk

Board Refreshment and Succession Planning

The Nominating and Corporate Governance Committee, together with our Board, practices a long-term approach to Board refreshment. With the assistance of an independent search firm, the Nominating and Corporate Governance Committee focuses on identifying, considering and evaluating potential Board candidates with the goal of evolving the composition of our Board in line with the strategic needs of the Company. As the Company innovates, implements new technologies and enters new markets, its business model may require directors with new or different skill sets. Our succession planning process takes the Company’s evolution into account to ensure the Board remains a strategic asset capable of addressing the risks, trends, and opportunities that the Company will face in the future.

As part of the succession planning process, and in line with its multi-year view of anticipated director departures and leadership changes, the Nominating and Corporate Governance Committee, together with the Board, discusses the Board’s future composition needs. This discussion includes the desired skills and attributes of successors for long-tenured directors as well as successors for our Chair and committee chairs. It also takes into account the current and long-term needs of our business and the skills composition of our Board and our committees.

The following describes the Company’s selection process for new directors:

Source Candidate Pool from ●Independent Search Firm ●Stockholders ●Independent Directors ●Our Management Team	In-Depth Review by the Nominating and Corporate Governance Committee ●Consider skills mix and needs ●Consider diversity screen qualifications ●Review independence and potential conflicts	Meeting with Candidate ●Chair ●CEO ●CFO ●CLO ●Chair of each committee ●Opportunity for other directors to meet, especially if experienced in relevant area	Recommend Selected Candidate for Appointment to our Board	Review and Appointment by full Board

Select Director 3 new directors since 2017

Splunk 2020 Proxy Statement 13

Corporate Governance at Splunk

Nominees for Director

John Connors

Independent
Managing Partner at Ignition Partners

Age 61

Director Since 2007

Splunk Committee(s):
Audit Committee

Mr. Connors possesses specific attributes that qualify him to serve as a director, including his substantial experience as an investment professional in the business software and services industry and his experience as an executive in the software industry and as a member of the board of directors and audit and finance committee of a Fortune 500 company. Mr. Connors also brings historical knowledge of our business and continuity to the Board, as well as accounting experience and financial expertise.
Mr. Connors brings the following primary experiences, qualifications and skills to the Board:

Scaling a SaaS business	Investment	Modern technologist	Key customer segment insight	Finance	Governance, risk and compliance
John Connors has served as a member of our Board since 2007. Since 2005, Mr. Connors has been a managing partner at Ignition Partners, LLC, a venture capital firm. Prior to joining Ignition Partners, Mr. Connors served in various management positions at Microsoft Corporation, a technology company, from 1989 to 2005, including most recently as Senior Vice President and Chief Financial Officer from 1999 to 2005. Mr. Connors has served as a member of the board of directors of NIKE, Inc., a designer, marketer and distributor of authentic athletic footwear, apparel, equipment and accessories, since 2005. Mr. Connors holds a B.A. from the University of Montana.

Patricia Morrison

Independent
Former EVP, Customer Support Services, and CIO of Cardinal Health

Age 60

Director Since 2013

Splunk Committee(s):
Audit Committee; Nominating and Corporate Governance Committee

Ms. Morrison possesses specific attributes that qualify her to serve as a director, including her information technology expertise and professional experience as an executive and as a member of the board of directors of other public companies.
Ms. Morrison brings the following primary experiences, qualifications and skills to the Board:

Technology infrastructure	Modern technologist	Key customer segment insight	People and compensation	Governance, risk and compliance
Patricia Morrison has served as a member of our Board since 2013. Ms. Morrison was Executive Vice President, Customer Support Services and Chief Information Officer at Cardinal Health, Inc., a provider of healthcare services, from 2009 to 2018. Prior to joining Cardinal Health, Ms. Morrison was Chief Executive Officer of Mainstay Partners, a technology advisory firm, from 2008 to 2009, and Executive Vice President and Chief Information Officer at Motorola, Inc., a designer, manufacturer, marketer and seller of mobility products, from 2005 to 2008. Her previous experience also includes Chief Information Officer of Office Depot, Inc. and senior-level information technology positions at PepsiCo, Inc., The Quaker Oats Company, General Electric Company and The Procter & Gamble Company. Ms. Morrison has served as a member of the board of directors of Baxter International Inc., a global medical products company, since 2019. Ms. Morrison previously served as a member of the board of directors of Aramark, a global provider of food, facilities and uniform services, from 2017 to 2019. Ms. Morrison holds a B.A. and B.S. from Miami University in Oxford, Ohio.

14

Corporate Governance at Splunk

Stephen Newberry

Independent
Former Chairman of Lam Research

Age 66

Director Since 2013

Splunk Committee(s):
Compensation Committee

Mr. Newberry possesses specific attributes that qualify him to serve as a director, including the perspective and experience he brings as a former executive of global technology companies.
Mr. Newberry brings the following primary experiences, qualifications and skills to the Board:

Scaling a SaaS business	CEO experience	Sales	Marketing	Key customer segment insight	People and compensation	Governance, risk and compliance
Stephen Newberry has served as a member of our Board since 2013. Mr. Newberry served as a director of Lam Research Corporation, a supplier of wafer fabrication equipment and services, from 2005 to 2019, and served as the Chairman of the board of Lam Research from 2012 to 2019. He served as Lam Research’s Chief Executive Officer from 2005 to 2011, President from 1998 to 2010, and Chief Operating Officer from 1997 to 2005. Prior to joining Lam Research, Mr. Newberry held various executive positions at Applied Materials, Inc., a provider of manufacturing solutions for the semiconductor, flat panel display and solar industries. Mr. Newberry previously served on the board of directors of Nanometrics Incorporated, a provider of process control metrology and inspection systems, from 2011 to 2015. Mr. Newberry holds a B.S. from the United States Naval Academy and is a graduate of the Program for Management Development at Harvard Business School.

Continuing Directors

Mark Carges

Independent
Former CTO of eBay

Age 58

Director Since 2014

Splunk Committee(s):
Compensation Committee

Mr. Carges possesses specific attributes that qualify him to serve as a director, including his knowledge and experience in the software industry and professional experience serving in leadership positions at various technology companies.
Mr. Carges brings the following primary experiences, qualifications and skills to the Board:

Technology infrastructure	Scaling a SaaS business	Modern technologist	Key customer segment insight	People and compensation	Governance, risk and compliance
Mark Carges has served as a member of our Board since 2014. Mr. Carges previously served as the Chief Technology Officer of eBay Inc., an e-commerce company, from September 2009 to September 2014. From September 2009 to November 2013, he also served as eBay’s Senior Vice President, Global Products, Marketplaces. From September 2008 to September 2009, he served as eBay’s Senior Vice President, Technology. From November 2005 to May 2008, Mr. Carges served as Executive Vice President, Products and General Manager of the Business Interaction Division of BEA Systems, Inc., a software company (acquired by Oracle Corporation). Mr. Carges has served as a member of the board of directors of Veeva Systems Inc., a provider of industry cloud solutions for the global life sciences industry, since 2017. Mr. Carges previously served on the board of directors of Rally Software Development Corp., a provider of cloud-based solutions for managing software development (acquired by CA Technologies), from 2011 to 2015. Mr. Carges holds a B.A. from the University of California, Berkeley and an M.S. from New York University.

Splunk 2020 Proxy Statement 15

Corporate Governance at Splunk

Elisa Steele

Independent
Independent Board Member

Age 53

Director Since 2017

Splunk Committee(s):
Compensation Committee

Ms. Steele possesses specific attributes that qualify her to serve as a director, including her knowledge and experience in the software industry and professional experience as an executive of various technology companies.
Ms. Steele brings the following primary experiences, qualifications and skills to the Board:

Scaling a SaaS business	CEO experience	Modern technologist	Sales	Marketing	Key customer segment insight	People and compensation	Governance, risk and compliance

Elisa Steele has served as a member of our Board since 2017. Ms. Steele previously served as Chief Executive Officer of Namely, Inc., a financial and human capital management software company, from 2018 to 2019. Prior to joining Namely, Ms. Steele served as Chief Executive Officer and President of Jive Software, Inc., a collaboration software company (acquired by Aurea Software, Inc.), from 2015 to 2017. From 2014 to 2015, she served in various executive positions at Jive Software, including President; Executive Vice President, Strategy and Chief Marketing Officer; and Executive Vice President, Marketing and Products. Prior to joining Jive Software, Ms. Steele served as Chief Marketing Officer and Corporate Vice President, Consumer Apps & Services at Microsoft Corporation, a worldwide provider of software, services and solutions, and Chief Marketing Officer of Skype, an Internet communications company, from 2012 to 2014. Ms. Steele also has held executive leadership positions at Yahoo! Inc. and NetApp, Inc. Ms. Steele has served as a member of the board of directors of Cornerstone OnDemand, Inc., a learning and human capital management software company, since 2018. Ms. Steele holds a B.S. from the University of New Hampshire and an M.B.A. from San Francisco State University.

Sri Viswanath

Independent
CTO of Atlassian

Age 44

Director Since 2019

Splunk Committee(s):
Nominating and Corporate Governance Committee

Mr. Viswanath possesses specific attributes that qualify him to serve as a director, including his product and engineering expertise, his knowledge and experience in the software industry and professional experience serving in leadership positions at other public companies.
Mr. Viswanath brings the following primary experiences, qualifications and skills to the Board:

Technology infrastructure	Scaling a SaaS business	Modern technologist	Key customer segment insight	People and compensation
Sri Viswanath has served as a member of our board of directors since 2019. Since 2016, Mr. Viswanath has served as Chief Technology Officer at Atlassian Corporation Plc, a provider of team collaboration and productivity software. Prior to joining Atlassian, Mr. Viswanath served as Senior Vice President of Engineering and Operations from April 2013 to October 2014 and Chief Technology Officer from October 2014 to January 2016 at Groupon, Inc., an e-commerce company. From 2012 to 2013, he served as Vice President of Research and Development for mobile computing at VMware, Inc., a provider of cloud and virtualization software and services. His previous experience also includes senior-level product positions at Glam Media, Inc. and Ning Inc. (acquired by Glam Media). He began his career in engineering roles at Sun Microsystems, Inc. Mr. Viswanath previously served on the board of directors of SendGrid, Inc., a provider of a cloud-based customer communication platform (acquired by Twilio Inc.), from 2017 to 2019. Mr. Viswanath holds a B.E. from Bangalore University, and a M.S. from each of Clemson University and Stanford University.

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Corporate Governance at Splunk

Sara Baack

Independent
Chief Product Officer of Equinix

Age 48

Director Since 2017

Splunk Committee(s):
Nominating and Corporate Governance Committee

Ms. Baack possesses specific attributes that qualify her to serve as a director, including her knowledge and experience in the information technology services industry and professional experience serving in leadership positions at other public companies.

Ms. Baack brings the following primary experiences, qualifications and skills to the Board:

Technology infrastructure	Scaling a SaaS business	Investment	Modern technologist	Sales

Marketing	Key customer segment insight	Finance	Governance, risk and compliance
Sara Baack has served as a member of our Board since 2017. Since April 2019, Ms. Baack has served as Chief Product Officer of Equinix, Inc., a global interconnection and data center company. Previously, she was Equinix’s Chief Marketing Officer from 2012 to April 2019. Prior to joining Equinix, Ms. Baack served in various executive positions at Level 3 Communications Inc., a provider of integrated communications services, most recently as Senior Vice President, Voice Services from 2007 to 2012 and in other leadership positions in the company from 2000 to 2007. Prior to Level 3, she worked in financial services investing private equity for PaineWebber Capital (since acquired by UBS Group AG). Ms. Baack holds a B.A. from Rice University and an M.B.A. from Harvard Business School.

Douglas Merritt

President and CEO of Splunk

Age 56

Director Since 2015

Splunk Committee(s):
None

Mr. Merritt possesses specific attributes that qualify him to serve as a director, including the knowledge and perspective he brings through his experience as our CEO and our former Senior Vice President of Field Operations, and his experience as a public company executive and as a member of the board of directors of private companies in the enterprise software industry.
Mr. Merritt brings the following primary experiences, qualifications and skills to the Board:

Technology infrastructure	Scaling a SaaS business	Investment	CEO experience	Modern technologist	Sales

Marketing	Key customer segment insight	Finance	People and compensation	Governance, risk and compliance
Douglas Merritt has served as our President, CEO and a member of our Board since 2015. Mr. Merritt served as our Senior Vice President of Field Operations from 2014 to 2015. Prior to joining us, he served as Senior Vice President of Products and Solutions Marketing at Cisco Systems, Inc., a networking company, from 2012 to 2014. From 2011 to 2012, he served as Chief Executive Officer of Baynote, Inc., a behavioral personalization and marketing technology company. Previously, Mr. Merritt served in a number of executive roles and as a member of the extended Executive Board at SAP A.G., an enterprise software company, from 2005 to 2011. From 2001 to 2004, Mr. Merritt served as Group Vice President and General Manager of the Human Capital Management Product Division at PeopleSoft Inc., a software company (acquired by Oracle Corporation). He also co-founded and served as Chief Executive Officer of Icarian, Inc., a cloud-based company (since acquired by Workstream Corp.), from 1996 to 2001. Mr. Merritt holds a B.S. from The University of the Pacific in Stockton, California.

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Corporate Governance at Splunk

Graham Smith

Independent
Chair of Splunk

Age 60

Director Since 2011

Splunk Committee(s):
Audit Committee

Mr. Smith possesses specific attributes that qualify him to serve as a director, including his financial expertise and professional experience as an executive and as a member of the board of directors of other public software companies.
Mr. Smith brings the following primary experiences, qualifications and skills to the Board:

Scaling a SaaS business	Investment	Modern technologist	Key customer segment insight	Finance	Governance, risk and compliance

Graham Smith has served as a member of our Board since 2011 and Chair since 2019. Mr. Smith was Executive Vice President at salesforce.com, inc., a provider of enterprise cloud computing software, in 2015. Previously he was salesforce’s Executive Vice President, Finance from 2014 to 2015, Executive Vice President and Chief Financial Officer from 2008 to 2014, and Executive Vice President and Chief Financial Officer Designate from 2007 to 2008. Prior to joining salesforce, Mr. Smith served as Chief Financial Officer at Advent Software Inc., a portfolio accounting software company, from 2003 to 2007. Mr. Smith has served as a member of the board of directors of BlackLine, Inc., a provider of cloud-based solutions for finance and accounting since 2015, and Slack Technologies, Inc., a provider of cloud-based professional collaboration tools, since 2018. Mr. Smith previously served on the board of directors of Citrix Systems, Inc., an enterprise software company, from 2015 to 2018, MINDBODY, Inc., a cloud-based wellness services marketplace (acquired by Vista Equity Partners), from 2015 to 2019, and Xero Limited, an online accounting software company, from 2015 to 2020. Mr. Smith holds a B.Sc. from Bristol University in England and qualified as a chartered accountant in England and Wales.

Director Independence

Our common stock is listed on The NASDAQ Global Select Market. Under the rules of The Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors, and subject to specified limited exceptions, all members of its audit, compensation, and nominating and corporate governance committees must be independent. Under those rules, a director is independent only if a company’s board of directors makes an affirmative determination that the director has no material relationship with the company that would impair his or her independence.

Our Board has undertaken a review of the independence of each director. In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock of each non-employee director, as well as relationships that our directors may have with our customers and vendors. Based on this review, our Board has determined that Mses. Baack, Morrison and Steele, and Messrs. Carges, Connors, Newberry, Smith and Viswanath, representing eight of our nine directors, are “independent” as that term is defined under the rules of The Nasdaq Stock Market for purposes of serving on our Board and committees of our Board. In addition, our Board determined that Messrs. Neustaetter and Sullivan, who each served as a director until his retirement in June 2019, were each independent during fiscal 2020.

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Corporate Governance at Splunk

Stockholder Recommendations

The Nominating and Corporate Governance Committee will consider candidates for directors recommended by stockholders holding at least one percent of our fully diluted capitalization continuously for at least 12 months. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our policies and procedures for director candidates, as well as the nominee criteria described above. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Stockholders meeting the applicable requirements that wish to recommend a candidate for nomination should contact our Corporate Secretary or our Legal Department in writing. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our stock and a signed letter from the candidate confirming willingness to serve on our Board. The Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors. We did not receive any stockholder recommendations in 2019.

Stockholder Nominations

Our Bylaws permit stockholders to nominate director candidates through proxy access for inclusion in our proxy statement.

PROXY ACCESS PROCESS

1	2	3

a single stockholder, or group
of up to 20 stockholders (or
25 stockholders, if our annual
revenues are greater than
$4 billion for the most recently
completed fiscal year) owning
3% outstanding stock for at
least 3 years consecutively

the individual or group may
submit up to 20%
(if there are 10 or more directors
in office) or
up to 25%
(if there are nine or fewer
directors in office) of the
directors then in office,
but in no case less than
one nominee

stockholders and nominees who satisfy the requirements specified by our Bylaws are included in the proxy statement

To be timely for our 2021 annual meeting of stockholders, our Corporate Secretary must receive a stockholder’s notice of a proxy access nomination at our principal executive offices:

●	not earlier than November 29, 2020; and
●	not later than the close of business on December 29, 2020.

Advance Notice Procedures

Our Bylaws also permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described under “Other Matters—Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

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Corporate Governance at Splunk

Board’s Role and Responsibilities

Stockholders elect the Board to oversee our management team and to serve stockholders’ long-term interests. In exercising their fiduciary duties, the Board represents and acts in the interests of our stockholders and is committed to strong corporate governance. The Board is deeply involved in the Company’s strategic planning process, risk oversight, human capital management, succession planning and selecting and evaluating the performance of our CEO.

Long-Term Strategic Planning

Our Board recognizes the importance of assuring that our overall business strategy is designed to create long-term, sustainable value for our stockholders. As a result, our Board maintains an active oversight role in helping our management team formulate, plan and implement the Company’s strategy. The Board and our management team routinely discuss the execution of our long-term strategic plans, the status of key initiatives and the key opportunities and risks facing the Company. At least annually, the Board participates in an in-depth review of the Company’s overall strategy with our management team. The Board and our management team discuss the industry and competitive landscapes, and short- and long-term plans and priorities. In addition to our business strategy, the Board reviews the Company’s financial plan for the upcoming year, which is aligned to the Company’s long-term strategic plans and priorities.

Risk Oversight

Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its stockholders. Our Board is responsible for assuring that an appropriate culture of risk management exists within the Company and for setting the right “tone at the top,” overseeing our risk management programs and practices, which includes areas such as strategic risks, including risks related to product, go-to-market and sales strategies, competitive risks, financial risks, brand and reputation risks, legal, compliance and geo-political risks, operational risks and cybersecurity and technology risks.

Our Board exercises its risk oversight responsibility both directly and through its three standing committees, each of which is delegated specific risks and keeps our Board informed of its oversight efforts through regular reports by the committee chairs. Our management team is responsible for the day-to-day management of risks we face and members of our management team engage with the Board and its three standing committees regularly regarding such risks. Throughout the year, our Board and each committee spend a portion of their time reviewing and discussing specific risk topics.

Our Board, together with the Audit Committee and the Compensation Committee, has been actively engaged with our management team in monitoring the severe market developments and other effects of the COVID-19 pandemic, and our management team is in regular communication with the Board about the assessment and management of the significant risks to the Company, our employees, our customers and other stakeholders.

In addition, those employees representing certain core business functions also regularly engage with the Board and its committees. For example, some of these functions include:

●	Our Chief Information Security Officer (“CISO”) provides periodic updates to the Audit Committee on cybersecurity and other risks relevant to our information technology environment. The Board and the Audit Committee also receive updates about the results of periodic exercises and response readiness assessments led by our CISO and outside advisors who provide a third-party independent assessment of our cyber risk management program and our internal response preparedness.
●	Reporting to the Audit Committee, our internal audit function provides objective audit, investigative, and advisory services aimed at providing assurance to our management team and the Board that the Company is anticipating, identifying, assessing, and appropriately prioritizing and mitigating risks.

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Corporate Governance at Splunk

●	Representatives from our Legal Department update our Board regularly on material legal, compliance, governance and geo-political matters.
●	Our Strategy and Corporate Development team, along with others, assists the Board in its governance of strategic acquisitions and investments and assessments of the competitive landscape.

Our Board believes that its current leadership structure, described in detail under “Board Effectiveness” on page 22, supports the risk oversight function of our Board by providing for open communication between our management team and our Board. In addition, independent directors chair the various committees involved in assisting with risk oversight, and all directors are involved in the risk oversight function.

The following are the key oversight responsibilities of our Board and its committees:

BOARD OF DIRECTORS

Oversees Major Risks
• Strategic and competitive • Financial • Brand and reputational • Legal, compliance and geo-political
• Operational • Data protection and cybersecurity • Succession planning • Culture

AUDIT COMMITTEE Primary Risk Oversight ●Risk management framework ●Financial statements, financial reporting and internal controls ●Data protection and cybersecurity ●Legal and compliance	COMPENSATION COMMITTEE
Primary Risk Oversight

●Employee compensation policies and practices
●Non-executive director compensation policies and practices
●Human capital management
●CEO and management succession planning
NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Primary Risk Oversight

●Governance framework
●Board effectiveness
●Board succession planning
●Conflicts of interest and compliance
●ESG activities, programs and public disclosure

MANAGEMENT Identification, assessment, and mitigation of risks

Leadership Development and Management Succession Planning

The Board and management team recognize the importance of continuously developing our executive talent. The Compensation Committee periodically reviews the performance reviews and succession planning for our management team and reports its findings and recommendations to the Board, works with the Board in evaluating potential successors to management positions and confers with the CEO to encourage our management team’s employee development programs. The Compensation Committee also periodically reviews a succession plan for the CEO position, using formal criteria to evaluate potential successors. In conducting its evaluation, the Compensation Committee considers organizational needs, competitive challenges, leadership/ management potential and development, and emergency situations.

Splunk 2020 Proxy Statement 21

Corporate Governance at Splunk

The Nominating and Corporate Governance Committee regularly oversees and plans for director succession and refreshment of the Board to ensure a mix of skills, experience, tenure and diversity, as described under “Board Composition—Board Refreshment and Succession Planning” beginning on page 13.

CEO Evaluation Process

Our Board conducts an annual CEO evaluation process, consisting of both a performance review and a compensation analysis. For fiscal 2020, the performance evaluation component was led by our Chair of the Board and the chair of the Compensation Committee and included an assessment of the CEO’s performance in light of set objectives, 360 feedback evaluations provided by individuals who substantively interact with the CEO, and a detailed CEO self-assessment. Separately, the Compensation Committee’s independent compensation consultant conducted a market analysis to assess alignment of CEO compensation with competitive market practices and provided its findings to the Compensation Committee. Once all the relevant performance data had been collected, our Chair and the chair of the Compensation Committee prepared and presented their evaluation on CEO performance to the Board. The Compensation Committee then met in executive session to discuss the CEO performance evaluation results and CEO compensation. After reviewing all the collected data regarding performance, the Compensation Committee made its decision regarding CEO compensation for fiscal 2020. Our CEO abstained from participating in all discussions of the Compensation Committee and Board related to the final determination of his compensation.

Board Effectiveness

Leadership Structure

Mr. Smith, one of the Company’s independent directors, currently serves as Chair of our Board. The Chair presides over meetings of the Board, presides over meetings of stockholders, works with our management team to prepare agendas for meetings of the Board, serves as a liaison between our management team and the directors, and performs additional duties as the Board determines. Our Board believes that its leadership structure appropriately and effectively allocates authority, responsibility, and oversight between our management team and the members of our Board. It gives primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while the Chair facilitates our Board’s independent oversight of our management team, promotes communication between our management team and our Board, engages with stockholders, when appropriate, and leads our Board’s consideration of key governance matters.

Our Corporate Governance Guidelines require an independent director to serve as Lead Independent Director if the Chair is not an independent director. As the current Chair is an independent director, we do not currently have a Lead Independent Director. With the appointment of Mr. Smith, Mr. Connors stepped down as Lead Independent Director, effective March 21, 2019, and continues to serve as a member of our Board and Chair of the Audit Committee.

The Nominating and Corporate Governance Committee periodically reviews the Board’s leadership structure and when appropriate, recommends changes to the Board’s leadership structure, taking into consideration the needs of the Board and the Company at such time.

Executive Sessions

The non-employee, independent members of our Board and all committees of the Board generally meet in executive session without our management team present during their regularly scheduled board and committee meetings. For as long as we have an independent Chair, the Chair will preside over these meetings.

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Corporate Governance at Splunk

Board Evaluations

Each year, the Nominating and Corporate Governance Committee reviews the format and framework of the Board and committee evaluation process and oversees the process itself.

The evaluation process has historically taken one of two forms: an internal assessment led by the Lead Independent Director (when we have a Lead Independent Director) or an assessment using the services of an independent consultant. In either instance, the purpose of the evaluation is to focus on areas in which the Board or the committees believe contributions can be made going forward to increase the effectiveness of the Board or the committees. While this formal evaluation is conducted on an annual basis, directors share perspectives, feedback and suggestions year-round.

For fiscal 2020, as with fiscal 2019, fiscal 2018 and fiscal 2017, the Nominating and Corporate Governance Committee used an independent consultant, experienced in corporate governance matters, to assist with the Board and committee evaluation process. Using a combination of online surveys and interviews by the consultant, directors provided feedback on individual directors, committees and the Board in general. The topics covered included, among other things, Board and committee processes, Board composition and expertise and other matters designed to elicit information to be used in improving Board and committee operation, performance and capability. In addition, certain members of our management team completed an online survey regarding Board performance and were interviewed by the consultant and gave specific feedback on Board dynamics and interactions with our management team. The consultant also attended Board and committee meetings to observe Board dynamics and effectiveness.

The consultant synthesized the results and comments received during the interviews. At subsequent meetings, the consultant presented the findings to the Nominating and Corporate Governance Committee and the Board, followed by review and discussion by the full Board. The consultant also held sessions with our management team and each director individually to communicate feedback on key strengths and opportunities for greater contribution and development.

Over the past few years, the evaluation process has led to a broader scope of topics covered in Board meetings and improvements in Board process. These improvements include changes relating to the preparation and distribution of Board materials, adjustments to the timing and location of Board and committee meetings, holding a directors’ education day, participating in an annual in-depth review of the Company’s overall strategy with our management team and a more fluid discussion of anticipated future director skills. The Board and management team also developed a shared understanding on Board dynamics and agreed on areas of focus for improved performance. The process has also informed Board and committee composition and leadership roles, which includes evolution of the director skills and experience qualifications criteria to meet the current and anticipated needs of the business. Results of the process, including review of contributions and performance of each director, are used by the Nominating and Corporate Governance Committee when considering whether to nominate the director for re-election to the Board.

Director Onboarding and Continuing Education

As part of our onboarding process, all new directors participate in an orientation program which familiarizes them with the Company’s business, operations, strategies and corporate governance practices, and assists them in developing Company and industry knowledge to optimize their service on the Board. Our onboarding process also includes meetings with members of our management team to accelerate their effectiveness to engage fully in deliberations of our Board.

The Company encourages directors to participate in continuing education programs focused on the Company’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors. The Company reimburses directors for their expenses associated with this participation. We provide membership in the National Association of Corporate Directors to all Board members. We also encourage our directors to attend Splunk events such as our annual users’ conference and take virtual Splunk education classes. Continuing director education is also provided during Board meetings and other Board discussions as part of the formal meetings and may include internally developed materials and presentations as well as programs presented by third parties.

Splunk 2020 Proxy Statement 23

Corporate Governance at Splunk

Board Meetings and Committees

During our fiscal year ended January 31, 2020, the Board held seven meetings, and no director attended fewer than 75% of the total number of meetings of the Board and the committees of which such director was a member.

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage directors to attend. Mses. Baack, Morrison and Steele, and Messrs. Carges, Merritt, Neustaetter, Newberry, Smith and Viswanath attended our 2019 annual meeting of stockholders. Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

John Connors
Chair
Our Audit Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and The Nasdaq Stock Market. A copy of the Audit Committee Charter is available on our investor website at http://investors. splunk.com/corporate-governance.

The current members of our Audit Committee are Messrs. Connors and Smith and Ms. Morrison. Our Board has determined that each of the members of our Audit Committee satisfies the requirements for independence and financial literacy under the rules and regulations of The Nasdaq Stock Market and the Securities and Exchange Commission (“SEC”) applicable to Audit Committee members. Our Board has also determined that both Messrs. Connors and Smith are audit committee financial experts as contemplated by the rules of the SEC implementing Section 407 of the Sarbanes Oxley Act of 2002. The Audit Committee held twelve meetings during the fiscal year ended January 31, 2020.

Our Audit Committee oversees our accounting and financial reporting processes and the audit of our financial statements and assists our Board in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is responsible for, among other things:

●appointing, compensating and overseeing the work of our independent auditors, including resolving disagreements between our management team and the independent registered public accounting firm regarding financial reporting and any other required communications described in applicable accounting standards, including critical audit matters;
●approving engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;
●reviewing the qualifications and independence of the independent registered public accounting firm;
●reviewing our financial statements and related disclosures and reviewing our critical accounting policies and practices;
●reviewing the adequacy and effectiveness of our internal control over financial reporting;
●establishing procedures for the receipt, retention and treatment of accounting, internal accounting controls or auditing matters, the prompt internal reporting of violations of the Code of Business Conduct and Ethics (the “Code”) that could have a significant impact on our financial statements, and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
●preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
●reviewing and discussing with our management team and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and our publicly filed reports;
●reviewing and maintaining the related person transaction policy to ensure compliance with applicable law and that any proposed related person transactions are disclosed as required;
●overseeing the internal audit function;
●overseeing compliance with the Code;
●overseeing the adequacy and effectiveness of the Company’s enterprise risk management framework; and
●reviewing our cybersecurity and other information technology risks, controls and procedures.

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Corporate Governance at Splunk

Compensation Committee

Stephen Newberry
Chair
Our Compensation Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and The Nasdaq Stock Market. A copy of the Compensation Committee Charter is available on our investor website at http://investors. splunk.com/corporate-governance.

The current members of our Compensation Committee are Messrs. Carges and Newberry and Ms. Steele. Our Board has determined that each of the members of our Compensation Committee is independent within the meaning of the independence requirements of The Nasdaq Stock Market. Our Board has also determined that the composition of our Compensation Committee meets the requirements for independence under, and the functioning of our Compensation Committee complies with, any applicable requirements of The Nasdaq Stock Market and SEC rules and regulations. The Compensation Committee held seven meetings during the fiscal year ended January 31, 2020.

Our Compensation Committee oversees our compensation policies, plans and programs. Our Compensation Committee is responsible for, among other things:

●reviewing our policies, strategies and progress related to human capital management, including matters relating to talent management and development, talent acquisition, employee engagement, and diversity and inclusion;
●reviewing periodically the succession planning for our CEO and other executive officers;
●annually reviewing and approving the primary components of compensation for our CEO and other executive officers;
●reviewing and approving compensation and corporate goals and objectives relevant to the compensation for our CEO and other executive officers;
●evaluating the performance of our CEO and other executive officers in light of established goals and objectives;
●periodically evaluating the competitiveness of the compensation of our CEO and other executive officers and our overall compensation plans;
●providing oversight of our overall compensation plans and of our 401(k) plan;
●reviewing and discussing with our management team the risks arising from our compensation policies and practices for all employees to determine if there is a reasonable likelihood of a material adverse effect on us;
●evaluating and making recommendations regarding director compensation; and
●administering our equity compensation plans for our employees and directors.
Our Compensation Committee has delegated certain day-to-day administrative and ministerial functions to our officers under our equity compensation plans and our 401(k) plan.

Compensation Committee Interlocks and Insider Participation. None of Messrs. Carges or Newberry or Ms. Steele, who serves or has served during the past fiscal year as a member of our Compensation Committee, is an officer or employee of our Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

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Corporate Governance at Splunk

Nominating and Corporate Governance Committee

Patricia Morrison
Chair
Our Nominating and Corporate Governance Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and The Nasdaq Stock Market. A copy of the Nominating and Corporate Governance Committee Charter is available on our investor website at http://investors. splunk.com/corporate-governance.

The current members of our Nominating and Corporate Governance Committee are Mses. Baack and Morrison and Mr. Viswanath. Our Board has determined that each of the members of our Nominating and Corporate Governance Committee is independent within the meaning of the independence requirements of The Nasdaq Stock Market. Mr. Neustaetter, who served on the Nominating and Corporate Governance Committee until June 2019, was independent during his service. The Nominating and Corporate Governance Committee held four meetings during the fiscal year ended January 31, 2020.

Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending corporate governance policies and nominees for election to our Board and its committees. The Nominating and Corporate Governance Committee is responsible for, among other things:

●recommending desired qualifications for Board and committee membership and conducting searches for potential members of our Board;
●evaluating and making recommendations regarding the organization and governance of our Board and its committees and changes to our Certificate of Incorporation, Bylaws, the Code and stockholder communications;
●assessing the performance of board members and making recommendations regarding committee and chair assignments and composition and the size of our Board and its committees;
●evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;
●reviewing and making recommendations with regard to our Corporate Governance Guidelines and compliance with laws and regulations;
●reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by the Audit Committee;
●providing oversight of our stockholder engagement program; and
●overseeing and reviewing our environmental, social and governance (“ESG”) activities, programs and public disclosure.

Non-Employee Director Compensation

Our non-employee director compensation program is designed to attract, retain and reward qualified non-employee directors and align the financial interests of the non-employee directors with those of our stockholders. Pursuant to this program, each member of our Board who is not our employee receives the cash and equity compensation for Board service described below. We also reimburse our non-employee directors for expenses incurred in connection with attending Board and committee meetings, assisting with other Company business, such as meeting with potential officer and director candidates, as well as continuing director education.

This program was developed shortly following our initial public offering in consultation with our Compensation Committee’s independent compensation consultant at the time, Radford, an Aon Hewitt Company (“Radford”). Radford provided director compensation program design considerations, proposed alternative program designs for consideration, and presented competitive non-employee director compensation data and analyses including compensation data from our then-current peer group. Our Compensation Committee and Board considered and discussed these program design considerations, alternatives and data and analyses. Upon our Compensation Committee’s recommendation, our Board adopted our non-employee director compensation program, consistent with Radford’s recommendations, which we believe provides our non-employee directors with reasonable and appropriate compensation that is commensurate with the services they provide and competitive with compensation paid by our peers to their non-employee directors.

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Corporate Governance at Splunk

Our Compensation Committee has the primary responsibility for reviewing the compensation paid to our non-employee directors and making recommendations for adjustments, as appropriate, to the full Board. The Compensation Committee undertakes an annual review of the type and form of compensation paid to our non-employee directors, which includes a market assessment and analysis by its independent compensation consultant. As part of this analysis, the independent compensation consultant reviews non-employee director compensation trends and data from companies comprising the same executive compensation peer group used by the Compensation Committee in connection with its review of executive compensation. In early fiscal 2020, our Board reviewed a market assessment and analysis prepared by Compensia, Inc. (“Compensia”), the Compensation Committee’s independent compensation consultant, and approved the following increases effective as of March 21, 2019: $10,000 per year for service as non-executive Chair of the Board, $5,000 per year for service as chair of the Audit Committee, and $2,500 per year for service as chair of the Nominating and Corporate Governance Committee. No changes were made to the equity compensation of non-employee directors. The Board made these changes in order to continue to attract, retain and reward qualified non-employee directors, consistent with market practices and the demands placed on our Board.

Among the Highlights of Our Program:

●Periodic market assessments and analyses by the Compensation Committee’s independent compensation consultants; most recently completed assessment in fiscal 2020 indicated non-employee director total compensation was slightly above the peer median.
●Equity makes up a meaningful portion of the non-employee directors’ overall compensation mix to align interests with stockholders.
●Reasonable cash retainers for leadership roles and committee membership to recognize additional time commitment.
●Stock ownership guidelines of the lesser of five times the annual Board membership cash retainer and 4,000 shares supports alignment with stockholders’ interests.
●No short sales, hedging, or pledging of stock ownership positions and transactions involving derivates of our common stock.
●No additional fees are paid for Board meeting attendance.

Cash Compensation

Our non-employee directors are entitled to receive the following cash compensation for their services:

●$50,000 per year for service as a Board member;
●$25,000 per year for service as chair of the Audit Committee;
●$20,000 per year for service as chair of the Compensation Committee;
●$10,000 per year for service as a member of the Audit Committee or the Compensation Committee;
●$12,500 per year for service as chair of the Nominating and Corporate Governance Committee;
●$5,000 per year for service as a member of the Nominating and Corporate Governance Committee;
●$30,000 per year for service as Lead Independent Director; and
●$50,000 per year for service as non-executive Chair of the Board.

All cash payments to our non-employee directors are paid quarterly in arrears.

Splunk 2020 Proxy Statement 27

Corporate Governance at Splunk

Equity Compensation

Initial Award. Each non-employee director who first joins our Board automatically will be granted an initial RSU award having an award value of $350,000 on the date on which such person becomes a non-employee director (unless otherwise determined by the Board), whether through election by our stockholders or appointment by our Board to fill a vacancy. An employee director who ceases to be an employee but remains a director will not receive this initial RSU award. An initial RSU award will vest as to one-third of the shares subject to the award on each of the first three anniversaries of the grant date, subject to continued service as a member of our Board through each such vesting date.

Annual Award. Each then-serving non-employee director automatically will be granted an RSU award having an award value of $250,000 on the date of each annual meeting of stockholders. If a non-employee director’s commencement date is other than the date of an annual meeting of stockholders, such non-employee director may be granted, on such non-employee director’s commencement date, an annual award having an award value prorated based on the number of days between such director’s commencement date and the next annual meeting of stockholders. Grants of annual RSU awards will vest as to one-fourth of the shares subject to the award on September 10, December 10, March 10 and June 10 (or our next annual meeting of stockholders if earlier), subject to continued service as a member of our Board through each such vesting date.

Discretionary Award. In addition, our Board may grant a non-employee director a discretionary supplemental equity award at any time and for any reason. No such awards were granted in fiscal 2020.

Change in Control. Under the terms of our 2012 Equity Incentive Plan, as amended (the “2012 Plan”), if the Company experiences a change in control and our non-employee director equity awards are not assumed or substituted, those awards will accelerate and become fully vested. If those awards are assumed or substituted and the director subsequently is terminated or resigns at the request of the acquiring company, those awards will accelerate and become fully vested.

Death. Under the terms of our 2012 Plan, if a non-employee director dies, 100% of such non-employee director’s outstanding equity awards will immediately vest (or 50% in the event he or she has been in service with us for less than a year.)

Fiscal 2020 Director Compensation

The following table sets forth information regarding total compensation, in accordance with our non-employee director compensation program, for each person who served as a non-employee director during the year ended January 31, 2020.

Director Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)(3)		Total ($)
Sara Baack	55,000		230,923		285,923
Mark Carges	60,000		230,923		290,923
John Connors	78,441		230,923		309,364
Patricia Morrison	70,779		230,923		301,702
Thomas Neustaetter	20,326	(4)	—		20,326
Stephen Newberry	70,000		230,923		300,923
Graham Smith	104,494		230,923		335,417
Elisa Steele	60,000		230,923		290,923
Godfrey Sullivan	23,984	(4)	—		23,984
Sri Viswanath	47,584	(5)	643,302	(6)	690,886
(1)	Effective as of March 21, 2019, we paid $25,000 per year for service as chair of the Audit Committee (an increase of $5,000 per year); $12,500 per year for service as chair of the Nominating and Corporate Governance Committee (an increase of $2,500 per year); and $50,000 for service as non-executive Chair of the Board (an increase of $10,000 per year). The Board and committee fees

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Corporate Governance at Splunk

for our non-employee directors were prorated based on the number of days in fiscal 2020 during which the current compensation program was in effect. On March 21, 2019, Mr. Smith became non-executive Chair of the Board, replacing Mr. Sullivan; Mr. Connors became chair of the Audit Committee, replacing Mr. Smith; Ms. Morrison became chair of the Nominating and Corporate Governance Committee, replacing Mr. Connors; and Mr. Viswanath joined our Board and became a member of the Nominating and Corporate Governance Committee. The Board and committee fees were prorated based on the number of days each director served in his or her respective roles.
(2)	The amounts reported in this column reflect the aggregate grant date fair value of the RSUs granted to our non-employee directors during fiscal 2020 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). These amounts do not necessarily correspond to the actual value recognized by the non-employee directors. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2020.
(3)	Other than Messrs. Neustaetter and Sullivan, each non-employee director was granted an award of 1,953 RSUs on June 13, 2019, with a grant date fair value of $230,923. Twenty-five percent of the RSUs vest on each of September 10, 2019, December 10, 2019, March 10, 2020 and June 10, 2020 (or the next annual meeting of stockholders if earlier), subject to the director’s continued service through such date.
(4)	Messrs. Neustaetter and Sullivan resigned from our Board effective immediately following our 2019 annual meeting of stockholders on June 13, 2019, and their Board and committee fees were prorated based on the number of days they served as a director or committee member, respectively.
(5)	Mr. Viswanath was appointed to our Board effective March 21, 2019, and his Board and committee fees were prorated based on the number of days he served as a director or committee member, respectively.
(6)	Mr. Viswanath was granted an initial award of 2,642 RSUs on March 21, 2019, with a grant date fair value of $349,986, one-third of these RSUs will vest each year over three years following the date of grant, subject to his continued service as a director through each such date. Mr. Viswanath was granted an additional prorated annual award of 471 RSUs on March 21, 2019 with a grant date fair value of $62,393. The RSUs subject to this award vested on June 13, 2019.

As of January 31, 2020, each individual who served as a non-employee director during fiscal 2020 held the following aggregate number of shares subject to outstanding RSUs:

Director Name	Aggregate Number of Stock Awards Outstanding as of January 31, 2020
Sara Baack	2,709
Mark Carges	977
John Connors	977
Patricia Morrison	977
Thomas Neustaetter(1)	—
Stephen Newberry	977
Graham Smith	977
Elisa Steele	2,709
Godfrey Sullivan(1)	—
Sri Viswanath	3,619
(1)	Messrs. Neustaetter and Sullivan each served as a director until June 13, 2019.

Splunk 2020 Proxy Statement 29

Corporate Governance at Splunk

Stock Ownership Guidelines

Our Board believes that our directors and executive officers should hold a meaningful financial stake in the Company in order to further align their interests with those of our stockholders. To promote this belief, our Board adopted stock ownership guidelines requiring our non-employee directors to achieve certain stock ownership levels within five years of the later of September 13, 2018 or such non-employee director’s appointment or election date, as applicable. The current stock ownership guidelines are set forth below:

●	Each non-employee director must own the lesser of (i) Company stock with a value of five times the annual cash retainer for Board service and (ii) 4,000 shares.

As of the end of fiscal 2020, all of our directors met, exceeded, or are on track to meet, these guidelines based on their current rate of stock accumulations in the time frames set out in the guidelines.

See “Executive Compensation—Compensation Discussion and Analysis—Other Compensation Policies and Information—Stock Ownership Guidelines” for information about the guidelines applicable to our executive officers.

Stockholder Engagement

We believe that effective corporate governance includes regular, constructive conversations with our stockholders on a broad range of governance and business topics, including business strategy and execution, Board refreshment, executive compensation practices, risk oversight, sustainability, culture and human capital management. Stockholders provide valuable insights into emerging issues and feedback on our related programs. We believe that ongoing engagement builds mutual trust and understanding with our stockholders and is essential to our long-term success.

In fiscal 2020, we solicited the views of institutional stockholders representing approximately 67% of our shares and engaged in substantive discussions with stockholders representing approximately 37% of our shares. Feedback was provided to relevant committees and the full Board.

In general, our stockholders have a long-term outlook and understand that we are currently in a dynamic, high-growth phase and have historically faced a talent war. We received positive feedback on our compensation and corporate governance practices. See “Executive Compensation—Compensation Discussion and Analysis—Executive Summary—Stockholder Engagement and Our 2019 Say-on-Pay Vote” for stockholder feedback on our executive compensation program.

Annual Stockholder Engagement Cycle

SUMMER We review the results of the annual meeting, together with governance trends and best practices, and regulatory developments. We start preparing our agenda for engagement in the fall.
FALL
We speak with our major stockholders and others who request meetings about significant governance and executive compensation changes, corporate sustainability updates, and other developments at the Company. We solicit feedback on topics that are important to them.

SPRING
We publish our proxy statement and annual report to our stockholders. We reach out to our major stockholders and speak with those wanting to engage about important topics to be addressed at our annual meeting. Stockholders vote on election of directors, executive compensation, ratification of our auditors, and such other matters as may arise at our annual meeting.
WINTER
We communicate to the Board and its committees any feedback received and consider those perspectives in upcoming governance and executive compensation discussions. We consider disclosure enhancements.

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Corporate Governance at Splunk

Stockholder Communications with the Board

We have a practice of regularly engaging with stockholders to seek their feedback. Stockholders may also communicate with the Board or with an individual member of the Board by writing to the Board or to the particular member of the Board and mailing the correspondence to: c/o Corporate Secretary, Splunk Inc., 270 Brannan Street, San Francisco, California 94107. All such stockholder communications will be reviewed initially by our Corporate Secretary or the Legal Department and, if appropriate, will be forwarded to the appropriate member or members of the Board, or if none is specified, to the Chair of the Board. This process assists the Board in reviewing and responding to stockholder communications in an appropriate manner. The Corporate Secretary or Legal Department reports regularly to the Nominating and Corporate Governance Committee on all correspondence received that, in his opinion, involves functions of the Board or its committees or that he otherwise determines merits Board attention.

Corporate Sustainability Highlights

The Board believes operating sustainably benefits the Company’s many different stakeholders and drives long-term value creation. We believe in the power of data to drive positive change and the power of Splunk’s technology to make the world a better place. We work to conduct our business in ways that are principled, transparent and accountable to stockholders and other stakeholders. We focus our efforts where we can have the most positive impact on our business and society and are committed to managing the risks and opportunities that arise from sustainability issues. The Nominating and Corporate Governance Committee oversees our ESG activities and programs. During fiscal 2020, we engaged an independent consultant and commenced a materiality assessment to determine the ESG issues that matter most to our business and our stakeholders. The outcomes of this assessment will further inform our future direction and priorities.

WORKFORCE AND DIVERSITY
Human capital management, including diversity and inclusion, is a key driver of our success. We seek to hire and retain our employees through competitive compensation and benefits package and our unique values-driven culture. We invest in our talent by providing our employees with training, mentoring, and career development opportunities. All of which enables us to hire and retain talented, high-performing employees.
●	A diverse and inclusive Splunk helps us achieve our mission of bringing data to every question, decision and action to drive great outcomes for our company, our communities and each other.
●	We rolled out a number of initiatives to better support the needs of all employees and their families, including programs that provide up to twenty weeks U.S. paid parental leave benefits, as well as comprehensive fertility and family forming benefits.
●	We are focused on hiring, retaining and promoting diverse leaders through the organization at all levels. Currently, 36.4% of our management team, which is comprised of our CEO and extended e-staff, are women.
●	We are committed to reporting our workforce demographics annually.
●	Our #MillionDataPoints video campaign shines a spotlight on the unique “data points” each Splunk employee brings to the team every day.
●	Our Employee Resource Groups continued to grow in fiscal 2020 from six to nine, adding Pilipinx, Natives and NeuroDiversity to Pride@Splunk, Womxn+@Splunk, Veterans@Splunk, Somos@Splunk, BEAMS@Splunk (Black Employees & Mentors) and Disabled=True@Splunk, and help us drive change at the grassroots level and offer our employees support, mentoring and networking opportunities.
●	We believe in great leadership and learning and invest heavily in development for all our employees. Employees take advantage of live courses, leadership programs, online training, product training, sales training, technical training, mentor programs, team building events, seminars, conferences, lectures, university programs, peer-to-peer and manager-led training and other learning opportunities across the Company.
●	Splunk is regularly recognized as an employer of choice in the technology industry, and within the various locations that we operate. Splunk was selected by Fortune as one of the 2019 Best Workplaces for Women, Best Workplaces for Parents, Best Workplaces for Millennials and Best Workplaces for Diversity.

Splunk 2020 Proxy Statement 31

Corporate Governance at Splunk

COMMUNITY

Splunk for Good transforms the connective power of data into a strategic asset for nonprofits, universities, organizations and people working to do good in the world. Through our expertise, tools, training and personalized support, we help simplify, demystify and utilize data to drive action for good. With close to 6,000 global employees, we also empower our employees to drive positive impact in their communities. Through our employee giving and volunteering platform, Splunk provides every employee with three days of paid time per year to volunteer in their local communities. In fiscal 2017, we committed to donate more than $100 million over a 10-year period in software licenses, training, support and education to nonprofit, workforce training and higher education organizations making a difference to society through our Splunk Pledge program.

In fiscal 2020, we advanced these efforts in a variety of ways:

●We launched a $50 million Splunk Ventures Social Impact Fund focused on accelerating growth of companies that are using data to drive positive social impact, workforce development, equality and sustainability. As our first investment, we closed funding in Zonehaven Inc., a cloud-based analytics application designed to help communities improve evacuations and reduce wildfire risk with data.
●We increased our total contribution to nearly $46.4 million in software and services through our Splunk Pledge program.
●We expanded our workforce training programs to include a total of more than 11,400 program participants. Through expanded partnerships in the United States, United Kingdom, and Australia, more than 10,000 veterans, spouses, and currently serving military members have now registered for free training through our SplunkWork+ community in fiscal 2020.
●Through high-value partnerships with organizations such as Per Scholas, NPower, WithYouWithMe Academy and Year Up, we have continued to expand access to diverse youth and military veterans with free access to the Company’s extensive education resources, and position them for promising new career opportunities with our growing ecosystem of partners, customers, and users.
●Nearly 61% of employees participated in charitable giving and volunteer activities around the world. This extensive activity benefited more than 2,088 nonprofit organizations globally through commitments of time and financial support.

As the COVID-19 pandemic continues to affect the world, we are focused on helping individuals and organizations track the pandemic and respond with a data-driven approach. As one example, Splunk for Good recently developed interactive COVID-19 visualizations for public use.

Splunk for Good’s contributions help to power the work of nonprofit organizations of all sizes, working in areas such as disaster response and humanitarian assistance, counter-human trafficking, hunger prevention, and sustainable development around the globe. Our contributions to hundreds of universities, community colleges, and workforce training partners globally are providing thousands of students with access to emerging careers in technology, and driving research in areas such as sustainable farming, healthcare analytics, and the industrial internet of things.

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Corporate Governance at Splunk

COMPLIANCE AND ETHICS

Our culture of integrity starts with our Code and our compliance program, which includes risk assessment, development of policies and procedures, training, auditing and monitoring, and investigations and remediation of potential compliance matters.

●The Code applies to directors and all employees, including our executive officers. The Code is reviewed on an annual basis for any changes to law or policy and updated as appropriate. Changes to the Code are reviewed and approved by the Nominating and Corporate Governance Committee.
●New employees are required to complete training on the Code, and all employees complete supplemental Code training and a compliance certification each year. In fiscal 2020, as in previous years, course completion was 100%.
●In addition, regular in-person and online trainings address the compliance risks of specific roles and business functions, while various additional guidance helps ensure awareness of our policies and our expectations for ethical behavior and a safe work environment where we treat others with respect and do not tolerate harassment or discrimination.
●Our management team is focused on fostering a culture of trust so that employees at every level feel comfortable speaking up about concerns. All complaints and concerns regarding possible violations of, or non-compliance with, our Code, a corporate policy or a law or regulation, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, may be made by phone or web reporting using our confidential hotline at splunk.ethicspoint.com. Reports may be made anonymously.
●To read the full text of our Code, please go to: http://investors.splunk.com/corporate-governance. We will post amendments to our Code or waivers of our Code for directors and executive officers on the same website.

DATA PRIVACY, SECURITY AND COMPLIANCE

We are focused on maintaining appropriate data governance and systems so we can maintain the trust of our customers and other stakeholders, which is fundamental to our business success.

●We have a dedicated CISO within our Chief Technology Officer’s organization who is responsible for overseeing the Company’s information security practices and programs and a dedicated Data Protection Officer (“DPO”) within our Chief Legal Officer’s organization who is responsible for overseeing compliance with the legal requirements related to the collection and use of data at Splunk.
●We have a transparent website privacy policy describing the Company’s data collection, use, sharing and retention practices and internal data protection principles we abide by globally to standardize our data collection practices.
●We provide annual data protection and security training to all employees, supplemented with periodic, targeted data protection and security training as needed.
●We have self-certified to the EU-U.S. and Swiss-U.S. Privacy Shield Frameworks with the U.S. Department of Commerce.
●We offer contractual commitments that allow our customers to meet the privacy protections in the European Union’s General Data Protection Regulation (“GDPR”) and the California Consumer Privacy Act (“CCPA”).
●We maintain industry standard certifications for cloud security and are assessed annually by third party auditors to verify our compliance with our cloud security certifications.

Splunk 2020 Proxy Statement 33

Corporate Governance at Splunk

Other Governance Policies and Practices

Related Party and Other Transactions

Policies and Procedures for Related Party Transactions

The Audit Committee of our Board has the primary responsibility for reviewing and approving or ratifying transactions with related parties. We have adopted a formal written policy providing that related parties, which includes our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our common stock, and any member of the immediate family of any of the foregoing persons, are not permitted to enter into a related party transaction with us, other than certain standing pre-approved transactions under the policy, without the prior consent of our Audit Committee.

In approving or rejecting any such proposal, our Audit Committee considers the relevant facts and circumstances available and deemed relevant to our Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related party’s interest in the transaction and their involvement in the transaction, if any.

In the event we become aware of a related party transaction that was not previously approved or ratified under the policy, our Audit Committee will evaluate all options available, including whether to ratify, amend, terminate, rescind or take other action as appropriate.

From time to time, we engage in ordinary course commercial transactions with other entities whose officers or directors are also directors of the Company, whose directors are officers of the Company, or whose officers or directors are immediate family members of an officer or director of the Company. Such transactions are conducted on an arm’s-length basis and our related parties do not have a material interest in such transactions. The Audit Committee has adopted standing pre-approvals under the policy for these and certain other transactions that do not create or involve a direct or indirect material interest.

Since the beginning of our last fiscal year, there were no other related person transactions, and there are not currently any proposed related person transactions, that would require disclosure under the SEC rules, other than as described below:

●	Hayley Sullivan, the daughter of the former Chair of our Board, Godfrey Sullivan, is an Inside Sales Representative at Splunk. Her compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities. Ms. Sullivan was not hired by, nor does she report to Mr. Sullivan. The Audit Committee reviewed and approved Ms. Sullivan’s continued employment and compensation. Mr. Sullivan is no longer affiliated with the Company as an officer or director.
●	Jacob Stein, the son of our former Senior Vice President, Global Affairs, Leonard Stein, is a Data Specialist, Strategic Insights at Splunk. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities. Mr. J. Stein was not hired by, nor does he report to Mr. L. Stein. The Audit Committee reviewed and approved Mr. J. Stein’s employment and compensation.

Employment Arrangements and Indemnification Agreements

We have entered into employment arrangements with certain current executive officers. See “Executive Compensation—Compensation Tables—Executive Employment Arrangements.”

We have also entered into indemnification agreements with certain directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

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Corporate Governance at Splunk

Anti-Hedging and Anti-Pledging Policy; Stock Trading Practices

We maintain an Insider Trading Policy that, among other things, prohibits our officers, directors and employees from trading during quarterly and special blackout periods. We also prohibit all employees and directors, certain partners with access to confidential information and third parties identified from time to time by our Insider Trading Compliance Officer from engaging in short sales, hedging, swaps, exchange funds and similar transactions designed to decrease the risks associated with holding the Company’s securities, as well as pledging the Company’s securities as collateral for loans and transactions involving derivative securities relating to our common stock. None of the Company’s subsidiaries have publicly traded equity securities. Our Insider Trading Policy requires all directors, the CEO, Section 16 officers and employees identified by the Insider Trading Compliance Officer to obtain written pre-clearance from the Insider Trading Compliance Officer or his or her designee prior to buying, selling, or engaging in any other transaction in the Company’s securities.

Further, we have adopted Rule 10b5-1 Trading Plan Guidelines that permit our directors and certain employees to adopt Rule 10b5-1 trading plans (“10b5-1 plans”). Under our 10b5-1 Trading Plan Guidelines, 10b5-1 plans may only be adopted or modified during an open trading window under our Insider Trading Policy and only when such individual does not otherwise possess material nonpublic information about the Company. The first trade under a 10b5-1 plan may not occur until the completion of the next quarterly blackout period following the adoption or modification of the 10b5-1 plan, as applicable.

Splunk 2020 Proxy Statement 35

Audit Committee Matters

Ratification of Appointment of Independent Registered Public Accounting Firm
The Board recommends a vote “FOR” the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending January 31, 2021.

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”), independent registered public accountants, to audit our financial statements for the fiscal year ending January 31, 2021. During our fiscal year ended January 31, 2020, PwC served as our independent registered public accounting firm.

Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Splunk and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending January 31, 2021. Our Audit Committee is submitting the selection of PwC to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of PwC will be present at the Annual Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If the stockholders do not ratify the appointment of PwC, the Board or Audit Committee will reconsider the appointment.

36

Audit Committee Matters

Report of the Audit Committee

The Audit Committee is a committee of the Board comprised solely of independent directors, as required by the listing standards of The Nasdaq Stock Market and rules of the SEC. The Audit Committee operates under a written charter approved by the Board, which is available on our investor website at http://investors.splunk.com/corporate-governance. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.

The Audit Committee consists of three members: John Connors, Patricia Morrison and Graham Smith. Messrs. Connors and Smith are “audit committee financial experts” as defined under SEC rules and regulations. With respect to the Company’s financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s consolidated financial statements. PwC is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare or certify the Company’s financial statements or guarantee the audits or reports of PwC. These are the fundamental responsibilities of management and PwC. In the performance of its oversight function, the Audit Committee has:

●	reviewed and discussed the audited financial statements with management and PwC;
●	discussed with PwC the applicable requirements of the Public Company Accounting Oversight Board; and
●	received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

Based on the Audit Committee’s review and discussions with management and PwC, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2020 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board:

John Connors (Chair)
Patricia Morrison
Graham Smith

Splunk 2020 Proxy Statement 37

Audit Committee Matters

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by PwC for the fiscal years ended January 31, 2019 and 2020. All fees were pre-approved by the Audit Committee in accordance with the policy described below.

	2019 ($)	2020 ($)
Audit Fees(1)	3,767,946	4,011,196
Audit-Related Fees	—	—
Tax Fees(2)	523,318	852,659
All Other Fees(3)	3,870	3,870
Total:	4,295,134	4,867,725
(1)

Audit fees consist of fees for professional services provided in connection with the integrated audit of our annual financial statements, management’s report on internal controls, the review of our quarterly consolidated financial statements, and audit services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years, such as statutory audits.

(2)

Tax fees consist of fees billed for tax compliance, consultation and planning services. The increase in tax fees for the fiscal year ended January 31, 2020 was primarily related to U.S. tax reform and transfer pricing services.

(3)	All other fees billed for the fiscal years ended January 31, 2019 and January 31, 2020 were related to fees for access to online accounting and tax research software.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”), regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Before engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm submits a description of services expected to be rendered during that year to the Audit Committee for approval.

The Audit Committee pre-approves particular services or categories of services on a case-by-case basis. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and our management team to report actual fees versus budgeted fees periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the services must be pre-approved by the Audit Committee before the independent registered public accounting firm is engaged.

38

Our Executive Officers

The following table identifies certain information about our executive officers as of March 31, 2020. Executive officers are appointed by the Board to hold office until their successors are elected and qualified.

Name	Age	Position(s)
Douglas Merritt	56	President, CEO and Director
Jason Child	51	Senior Vice President and Chief Financial Officer
Scott Morgan	49	Senior Vice President, Chief Legal Officer, Global Affairs and Secretary
Susan St. Ledger	55	President, Worldwide Field Operations
Timothy Tully	42	Senior Vice President, Chief Technology Officer

Douglas Merritt has served as our President, CEO and a member of our Board since 2015. Mr. Merritt served as our Senior Vice President of Field Operations from 2014 to 2015. Prior to joining us, he served as Senior Vice President of Products and Solutions Marketing at Cisco Systems, Inc., a networking company, from 2012 to 2014. From 2011 to 2012, he served as Chief Executive Officer of Baynote, Inc., a behavioral personalization and marketing technology company. Previously, Mr. Merritt served in a number of executive roles and as a member of the extended Executive Board at SAP A.G., an enterprise software company, from 2005 to 2011. From 2001 to 2004, Mr. Merritt served as Group Vice President and General Manager of the Human Capital Management Product Division at PeopleSoft Inc., a software company (acquired by Oracle Corporation). He also co-founded and served as Chief Executive Officer of Icarian, Inc., a cloud-based company (since acquired by Workstream Corp.), from 1996 to 2001. Mr. Merritt holds a B.S. from The University of the Pacific in Stockton, California.

Jason Child has served as our Senior Vice President and Chief Financial Officer since 2019. Prior to joining us, Mr. Child served as Chief Financial Officer at Opendoor Labs Inc., an online real estate marketplace, from 2017 to 2019. From 2015 to 2016, Mr. Child was Chief Financial Officer at AliphCom, Inc. (d/b/a Jawbone), a consumer technology and wearable products company. Mr. Child served as Chief Financial Officer at Groupon, Inc., an e-commerce company, from 2010 to 2015. Previously, he spent over 11 years leading various global finance teams at Amazon.com, Inc., an e-commerce and cloud computing company. Mr. Child began his career at Arthur Andersen LLP. He holds a B.A. from the University of Washington.

Scott Morgan has served as our Senior Vice President, Chief Legal Officer since 2019 and our Secretary since 2018. Mr. Morgan has also led our Global Affairs organizations since 2020. Prior to this role, Mr. Morgan served as our General Counsel from 2017 to 2019, as our Vice President, Associate General Counsel from 2014 to 2017 and as our Associate General Counsel from 2012 to 2014. He also served as our Assistant Secretary from 2012 to 2018. Prior to joining us, Mr. Morgan served as legal counsel at Autodesk, Inc., a design software and services company and Tellabs, Inc., a provider of access networks solutions. Mr. Morgan began his career as an associate at Morrison & Foerster LLP and at Thoits, Love, Hershberger & McClean LLP. Mr. Morgan holds a B.A. from the University of California, Berkeley and a J.D. from the University of California, Hastings College of the Law.

Susan St. Ledger has served as our President, Worldwide Field Operations since 2017. Prior to this role, Ms. St. Ledger served as our Senior Vice President, Chief Revenue Officer from 2016 to 2017. Prior to joining us, Ms. St. Ledger served as Chief Revenue Officer, Marketing Cloud at salesforce.com, inc., a provider of enterprise cloud computing software, from 2012 to 2016. In 2012, Ms. St. Ledger served as President at Buddy Media, a social media marketing platform that was acquired by salesforce. Previously, Ms. St. Ledger served in a variety of senior sales management roles at salesforce and Sun Microsystems, Inc., a provider of network computing infrastructure solutions. Ms. St. Ledger holds a B.S. degree from the University of Scranton.

Splunk 2020 Proxy Statement 39

Our Executive Officers

Timothy Tully has served as our Senior Vice President, Chief Technology Officer since 2018. Prior to this role, Mr. Tully served as our Chief Technology Officer in 2017. Prior to joining us, Mr. Tully served in various roles at Yahoo! Inc., a digital information discovery company, from 2003 to 2017, including most recently as Vice President, Engineering from 2014 to 2017 and before that in engineering leadership roles including Distinguished Engineer and Chief Data Architect. Mr. Tully began his career as a Member of Technical Staff on the JavaSoft team at Sun Microsystems, Inc., a provider of network computing infrastructure solutions, and also spent time at several startup companies. Mr. Tully holds an M.S. from Carnegie Mellon University and a B.S. from the University of California, Davis.

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Executive Compensation

Advisory Vote to Approve Named Executive Officer Compensation The Board recommends a vote “FOR” the Approval, on an Advisory Basis, of our Named Executive Officer Compensation.

As required by SEC rules, we are asking our stockholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section beginning on page 42, the compensation tables and the related narratives appearing in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. We currently hold our Say-on-Pay vote every year.

The Say-on-Pay vote is advisory, and therefore is not binding on us, our Compensation Committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will endeavor to engage with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns. The Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We believe that our executive compensation program is effective in achieving the Company’s objectives of:

●	Recruiting, incentivizing and retaining highly qualified executive officers who possess the skills and leadership necessary to grow our business;
●	Directly linking short-term rewards for our executive officers with achieving or exceeding our strategic and financial goals, and individual performance goals;
●	Providing meaningful long-term incentives to align the interests of our executive officers with those of our stockholders;
●	Reflecting our long-term strategy, which includes a financial strategy of disciplined investing for our future growth;
●	Promoting a healthy approach to risk and sensitivity to underperformance as well as outperformance; and
●	Providing compensation packages that are competitive, reasonable and fair relative to peers, the overall market and performance.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the 2020 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”

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Executive Compensation

Compensation Discussion and Analysis

Executive Summary

Our executive compensation program is designed to attract, motivate and retain the key executives who drive our success. Pay that reflects performance and aligns with the interests of long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation program to include significant performance metrics that are aligned with our business strategy and long-term stockholder value creation. The fiscal 2020 executive compensation program provided short-term cash bonuses designed to drive top-line growth and long-term equity awards designed to drive revenue, non-GAAP operating margin performance and stock price performance.

Strategic Context and Fiscal 2020 Business Highlights

We provide innovative software solutions that ingest data from different sources including systems, devices and interactions, and turn that data into meaningful business insights across the organization. Our Data-to-Everything platform enables users to investigate, monitor, analyze and act on data regardless of format or source. Our mission is to make data accessible, usable and valuable to everyone in an organization. Our customers leverage our offerings for various use cases, including infrastructure and operations management, security and compliance, software development and IT operations, applications management and business analytics, and to provide insights into data generated by IoT and industrial data, among many others.

We believe the market for products that deliver real-time business insights from data presents a substantial opportunity as data grows in volume and diversity, creating new risks, opportunities and challenges for organizations. Since our inception, we have invested a substantial amount of resources developing our offerings to address this market. Our goal is to make Splunk the standard platform for delivering real-time business insights from data.

In fiscal 2020, achieving our goal depended on our continued discipline to drive top-line growth at larger scale and significantly invest in our business in order to build scale and increase market share. Our fiscal 2020 executive compensation program was designed to incentivize our executive officers to drive performance in accordance with this growth strategy.

Fiscal 2020 was another year of strong growth, financial performance and execution. Our ongoing prioritization of customer success and adoption led to continued top-line revenue growth. In fiscal 2020, our executive compensation plans emphasized revenue and non-GAAP operating margin metrics to align our compensation incentives with our business strategy of delivering growth with spending discipline and operating leverage, which we believe is consistent with the investment objectives of our stockholders. These are the financial metrics on which our investors focused in fiscal 2020, and we provided robust information and discussion regarding the results of these metrics each quarter during the fiscal year. We continue to focus on capturing our large and growing market opportunity. This requires that we continue to invest in our business. Accordingly, in fiscal 2020 our executive compensation plans balanced growth and margin in support of our long-term market opportunity.

Our fiscal 2020 business highlights include achievement of the following revenue and non-GAAP operating margin results and other important metrics:

●	Total revenue of $2.359 billion, up 31% year-over-year;
●	Non-GAAP operating margin of 14.2%(1);
●	Operating cash flow of negative $287.6 million with free cash flow of negative $388.8 million(1); and
●	Over 19,400 customers in more than 130 countries at the end of fiscal 2020, compared to over 17,500 customers at the end of fiscal 2019.

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(1)	To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we provide investors with certain non-GAAP financial measures, including non-GAAP operating margin and free cash flow. For a full reconciliation between GAAP and non-GAAP operating margin and between net cash provided by operating activities and free cash flow, please see our Annual Report on Form 10-K for the year ended January 31, 2020.

	Total Revenue	Total Stockholder Return**
	$ in Millions • FYE January 31	FYE January 31

*	Reflects the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606).	** The chart below shows the total return on our common stock through the end of fiscal 2020, assuming an initial investment of $100 at the end of fiscal 2015.

We believe our executive compensation program structure incentivized our NEOs to drive towards the Company’s strong growth, financial performance and execution for fiscal 2020. In addition, we believe our NEOs’ compensation for fiscal 2020 appropriately reflected and rewarded their collective contributions to our performance. We have attracted and retained an executive management team of seasoned and accomplished leaders focused on executing on our market opportunity and leading us through our next phase of growth.

Executive Compensation Practices

Our executive compensation policies and practices are designed to reinforce our pay for performance philosophy and align with sound governance principles. The following chart highlights our fiscal 2020 executive compensation policies and practices:

What We Do	What We Don’t Do

●Performance-based cash and equity incentives
●Caps on performance-based cash and equity incentive compensation
●Annual review and approval of our executive compensation strategy
●Significant portion of executive compensation at risk based on corporate performance
●Clawback policy on cash and equity incentive compensation
●Stock ownership guidelines for executive officers and directors
●Four-year equity award vesting periods
●Independent compensation consultant engaged by the Compensation Committee
●100% independent directors on the Compensation Committee
●Limited and modest perquisites
●Formal CEO evaluation tied to compensation decisions
●Ongoing engagement with our institutional stockholders regarding our compensation policies and practices

●No “single trigger” change in control payments and benefits
●No post-termination retirement or pension-type non-cash benefits or perquisites for our executive officers that are not generally available to our employees
●No tax gross-ups for change in control related payments
●No short sales, hedging, or pledging of stock ownership positions and transactions involving derivatives of our common stock
●No strict benchmarking of compensation to a specific percentile of our peer group

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Executive Compensation

Stockholder Engagement and Our 2019 Say-On-Pay Vote

We value our stockholders’ continued interest and feedback. We are committed to maintaining an active dialogue to understand the priorities and concerns of our stockholders and believe that ongoing engagement builds mutual trust and understanding with our stockholders.

In fiscal 2020, we solicited the views of institutional stockholders representing approximately 67% of our shares and engaged in substantive discussions with stockholders representing approximately 37% of our shares. In the course of these discussions, we received valuable feedback on our executive compensation program, policies and practices as described in the chart below. We discussed with these stockholders the reasons for their support of, and for a small percentage their opposition to, our 2019 Say-on-Pay resolution, which was approved by approximately 94% of the votes cast at our 2019 annual meeting of stockholders. Stockholders generally viewed the evolution of our executive compensation program as consistent with what we previously communicated in our outreach over the past several years and consistent with our strategy and pay for performance philosophy. Based on input from stockholders in fiscal 2019, the Compensation Committee determined that the fiscal 2020 executive compensation program was consistent with our philosophy, policies and practices. The key feedback from our stockholders related to our executive compensation program and our responses are shown in the chart below. See “Corporate Governance at Splunk—Stockholder Engagement” on page 30 of this proxy statement for more information on our stockholder engagement program.

Area of Focus	What We Heard from Investors	How We Responded
Performance Metrics and Performance Period
●Consider performance metrics that tie to our business strategy and are appropriate given our business model transition
●Consider additional metrics in the short-term bonus plan
●Performance period reasonable but as Company matures and growth rates moderate, consider longer performance period for performance-based equity awards

●Changed to annual recurring revenue metric in fiscal 2021 short-term bonus plan and PSU program to align our incentives with key drivers of stockholder value and reflect our transition to a renewable business model as our revenue mix continues to go from sales of perpetual licenses to sales of term licenses and cloud subscriptions
●Changed to operating cash flow metric in fiscal 2021 PSU program to reflect focus on disciplined execution of our business objectives during our transition to a renewable business model
●Considered other metrics but determined not appropriate at this stage in our maturity and the focus on continued investment for scale, growth and innovation
●Continued to include a multi-year stock price performance metric in fiscal 2021 PSU program for long-term stock price performance that exceeds index performance to further align the interests of our NEOs and stockholders
●Assessed performance period length and confirmed that one year continues to be appropriate in light of our growth trajectory and that the component of PSU program that rewards multi-year stock price performance adds further incentive over a longer timeframe

Quantum of CEO and NEO Pay
●Amount of pay generally reasonable given talent war and executive transitions
●Mix of short- and long-term incentives, as well as proportion of performance- and time-based equity awards, is appropriate

●Continued to assess executive compensation in the context of our business strategy and our strong performance, as well as against market practices in consultation with independent compensation consultant

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Fiscal 2020 Named Executive Officer Updates

During fiscal 2020, we internally promoted an executive officer and welcomed a new Chief Financial Officer, each as described below.

●	Scott Morgan was promoted to Senior Vice President, Chief Legal Officer in March 2019. He previously served as our General Counsel and Secretary. In his current role, Mr. Morgan leads the legal function and global affairs initiatives at the Company.
●	Jason Child joined the Company as Senior Vice President and Chief Financial Officer and an executive officer in May 2019. He has more than 25 years of experience leading high growth companies and scaling global finance functions. In his current role, Mr. Child leads and is responsible for the finance function at the Company.

Discussion of Our Fiscal 2020 Executive Compensation Program

We align our executive compensation program with our business strategy and focus on what we believe to be key to our success—growth, execution, innovation and disruption. This section provides an overview of the philosophy, objectives and components of our executive compensation program. In addition, we explain how and why the Compensation Committee arrived at the specific compensation policies and decisions for our executive officers during fiscal 2020.

Our NEOs for fiscal 2020 are:

●	Douglas Merritt, our President, CEO and member of the Board;
●	Jason Child, our Senior Vice President and Chief Financial Officer;
●	David Conte, our former Senior Vice President, Finance and our former Senior Vice President and Chief Financial Officer(1);
●	Scott Morgan, our Senior Vice President, Chief Legal Officer, Global Affairs and Secretary;
●	Susan St. Ledger, our President, Worldwide Field Operations; and
●	Timothy Tully, our Senior Vice President, Chief Technology Officer.

(1)	Mr. Conte resigned as Chief Financial Officer in May 2019 in connection with Mr. Child’s appointment, and continued his employment as our Senior Vice President, Finance until he retired from the Company effective as of October 1, 2019.

Philosophy and Objectives

Our “Pay for Performance” Philosophy. We operate in a highly competitive business environment within the rapidly evolving and extremely competitive big data market. To successfully compete and grow our business in this dynamic environment, we need to recruit, incentivize and retain talented and seasoned technology leaders. Our success critically depends on the skill, acumen and motivation of our executives and employees to rapidly execute at the highest level. To that end, our executive compensation program is shaped by our “pay for performance” philosophy and is designed to attract and retain qualified individuals, link individual performance to Company performance, focus the efforts of our NEOs and other executive officers on the achievement of both our short-term and long-term objectives and align the interests of our executive officers with those of our stockholders.

Our Current Objectives. The current objectives of our executive compensation program are to:

●	Recruit, incentivize and retain highly qualified executive officers who possess the skills and leadership necessary to grow our business;
●	Directly link short-term rewards for our executive officers with achieving or exceeding our strategic and financial goals, and individual performance goals;

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Executive Compensation

●	Provide meaningful long term incentives to align the interests of our executive officers with those of our stockholders;
●	Reflect our long-term strategy, which includes a financial strategy of disciplined investing for our future growth;
●	Promote a healthy approach to risk and be sensitive to underperformance as well as outperformance; and
●	Provide compensation packages that are competitive, reasonable and fair relative to peers, the overall market and performance.

Intense Competition For Talent; How We’ve Responded. We actively compete with other companies in seeking to attract and retain a skilled executive management team. This is particularly prevalent in our San Francisco headquarters and the greater Bay Area and Silicon Valley technology markets, where there are a large number of rapidly expanding technology companies intensely competing for highly qualified candidates. In addition, the success and prominence of our business in the emerging big data market is increasingly attracting the attention of competitors and other companies. This has caused us to increase our focus on retaining employees, including our executives, as we are seen as a company with experienced employee talent that has successfully and rapidly scaled our technology business.

We have responded to this intense competition for talent by implementing compensation practices designed to motivate our employees, including our executive officers, to pursue our corporate objectives while incentivizing them to create long-term value for our stockholders. Our executive compensation program combines short-term and long-term components, including salary, cash bonuses, and equity awards. While challenging to do, we believe we have found the proper mix of incentives that attracts, motivates and retains each executive officer.

We regularly review and, if appropriate, adjust our executive compensation program to match the maturity, size, scale and growth of our business. Because our ability to compete and succeed in this dynamic environment is directly correlated to our ability to recruit, incentivize and retain talented and seasoned technology leaders, we expect to continue to adjust our approach to executive compensation to respond to our needs and market conditions as they evolve.

Compensation Process

Role of Compensation Committee

Pursuant to its charter, the Compensation Committee is responsible for annually reviewing and approving compensation arrangements for our executive officers, including our CEO, for reviewing and approving corporate goals and objectives relevant to these compensation arrangements, evaluating executive performance, and considering factors related to the performance of the Company, including accomplishment of the Company’s long-term business and financial goals. For additional information about the Compensation Committee, see “Corporate Governance at Splunk—Board Meetings and Committees—Compensation Committee” in this proxy statement.

In making executive compensation decisions, the Compensation Committee seeks the assistance of its independent compensation consultant as well as our CEO and our management team (except with respect to their own compensation). The Compensation Committee reviews the cash and equity compensation of our executive officers to properly incentivize and reward them for their performance.

The Compensation Committee considers compensation data from our peer group as one of several factors that inform its judgment of appropriate parameters for compensation levels. The Compensation Committee does not strictly benchmark compensation to a specific percentile of our peer group, nor does it apply a formula or assign relative weightings to specific compensation elements. The Compensation Committee believes that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by our executive officers because compensation benchmarking does not take into account the specific performance of the executive officers, the relative size, growth, and performance of the Company, or any unique circumstances or strategic considerations of the Company.

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Executive Compensation

The Compensation Committee makes compensation decisions after consideration of many factors, including:

●	The performance and experience of each executive officer;
●	The scope and strategic impact of the executive officer’s responsibilities;
●	Our past business performance and future expectations;
●	Our long-term goals and strategies;
●	The performance of our executive team as a whole;
●	The difficulty and cost of replacing high-performing leaders with in-demand skills;
●	The past compensation levels of each individual;
●	The relative compensation among our executive officers; and
●	The competitiveness of compensation relative to our peer group.

Role of Management

The Compensation Committee consults with members of our management team, including our CEO and our human resources, finance and legal professionals (except with respect to their own compensation) when making compensation decisions. Typically, our CEO and other members of our management team provide the Compensation Committee with information on corporate and individual performance and their perspective and recommendations on compensation matters. Our CEO makes recommendations to the Compensation Committee regarding compensation matters, including the compensation of our other executive officers. The Compensation Committee uses these recommendations as one of several factors in making compensation decisions, and those decisions do not necessarily follow the CEO’s recommendations.

Role of Compensation Consultant

The Compensation Committee has the authority to retain the services and obtain the advice of external advisors, including compensation consultants, legal counsel or other advisors, to assist in the evaluation of executive officer compensation. For fiscal 2020, the Compensation Committee engaged Compensia to review our executive compensation policies and practices, to conduct an executive compensation market analysis and to review our equity practices to help ensure alignment with competitive market practices. Compensia reviewed and advised on all principal aspects of our executive compensation program for fiscal 2020, including:

●	Assisting in developing a peer group of publicly traded companies to be used to help assess executive compensation;
●	Assisting in assuring a competitive compensation framework and consistent executive compensation assessment practices relevant to a comparable public company at our stage;
●	Meeting regularly with the Compensation Committee to review all elements of executive compensation, including the competitiveness of our executive compensation program against those of our peer companies and the design of our PSU program; and
●	Assisting in the risk assessment of our compensation programs.

In addition, Compensia provided a market analysis and input to the Compensation Committee in connection with Mr. Child’s hiring and Mr. Morgan’s promotion in order to promote alignment between their new roles and the competitive market for executives in similarly situated roles.

Based on the consideration of the factors specified in the rules of the SEC and the listing standards of The NASDAQ Stock Market, the Compensation Committee does not believe that its relationship with Compensia and the work of Compensia on behalf of the Compensation Committee and our management team has raised any conflict of interest. The Compensation Committee reviews these factors on an annual basis. As part of the Compensation Committee’s determination of Compensia’s independence, it received written confirmation from Compensia addressing these factors and supporting the independence determination.

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Executive Compensation

Peer Group

The Compensation Committee reviews market data of companies that we believe are comparable to us. With Compensia’s assistance, the Compensation Committee developed a peer group for use when making its fiscal 2020 compensation decisions, which consisted of publicly traded software and software services companies headquartered in the U.S. that generally had revenue between 0.33x and 3.0x Splunk’s revenue, generally had experienced strong year-over-year revenue growth, and/or had a market capitalization between 0.33x and 3.0x Splunk’s market capitalization. The Compensation Committee referred to compensation data from this peer group when making fiscal 2020 base salary, cash bonus and equity award decisions for our executive officers. The following is a list of the public companies that comprised our fiscal 2020 peer group:

Akamai Technologies ANSYS Arista Networks Autodesk Fortinet	Guidewire Software Palo Alto Networks Red Hat ServiceNow Square	SS&C Technologies Holdings Tableau Software The Ultimate Software Group Twitter Veeva Systems	Verisign Workday Zillow Group

For fiscal 2020, the Compensation Committee removed athenahealth and CoStar Group from the peer group used in fiscal 2019 because these companies were not deemed to be sufficiently relevant comparables, and added Square as an additional peer based on the criteria described above. The remainder of the peer group was unchanged.

Components of Compensation Program and Fiscal 2020 Compensation

Our executive compensation program consists of the following primary components:

●	base salary;
●	cash bonuses;
●	long-term equity compensation; and
●	severance and change in control-related payments and benefits.

We also provide our executive officers with comprehensive employee benefit programs such as medical, dental and vision insurance, a 401(k) plan, life and disability insurance, flexible spending accounts, an employee stock purchase plan and other plans and programs made available to our eligible employees.

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Executive Compensation

We believe these elements provide a compensation package that attracts and retains qualified individuals, links individual performance to Company performance, focuses the efforts of our NEOs and other executive officers on the achievement of both our short-term and long-term objectives and aligns the interests of our executive officers with those of our stockholders. The charts below show the pay mix of our CEO and other NEOs and the components of their pay for fiscal 2020, specifically the base salary and cash bonus amounts earned and the grant date fair value of equity awards granted in fiscal 2020.

CEO

All Other NEOs*

*	This chart excludes one-time cash payments made to Mr. Child and Mr. Conte. See “Executive Compensation—Compensation Discussion and Analysis— Other Compensation Policies and Information—One-Time Transition Bonuses” on page 58 of this proxy statement for details on the one-time cash payments made to Mr. Child and Mr. Conte. If the one-time cash payments made to Mr. Child and Mr. Conte were to be included, the pay mix would be 62% performance-based.

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Executive Compensation

In addition, the chart below illustrates the short-term and long-term timeframe over which the various components of the NEOs’ fiscal 2020 compensation are earned and paid and serve to continue to retain and incentivize our NEOs.

FYE January 31

2020	2021	2022	2023
BASE SALARY Paid throughout fiscal 2020

CASH BONUS Fiscal 2020 annual cash bonus (50% of target bonus paid in September 2019, and full fiscal 2020 achievement determined and paid in March 2020)

LONG-TERM EQUITY COMPENSATION (RSUs) Fiscal 2020 awards granted in March 2019 (25% vested in March 2020, remaining 75% vest quarterly thereafter over next three years)

LONG-TERM EQUITY COMPENSATION (PSUs)
Fiscal 2020 awards granted in March 2019
(25% of earned corporate PSUs vested in March 2020, remaining 75% of earned corporate PSUs vest quarterly thereafter over next three years)

(stock price PSUs eligible to be earned and to vest beginning in June 2021 on a quarterly basis through the end of the four-year vesting period of the corporate PSUs or March 2023)

Base Salaries

We pay base salaries to our NEOs to compensate them for their services and provide predictable income. The salaries typically reflect each NEO’s experience, skills, knowledge and responsibilities, although market data also plays a role in setting salary levels. We do not apply specific formulas to determine changes in salaries. Instead, the salaries of our NEOs are reviewed on an annual basis by the Compensation Committee based on our compensation philosophy and objectives.

FISCAL 2020 BASE SALARIES

The Compensation Committee determined the fiscal 2020 base salary of each of our NEOs after considering market practice survey data of our peer group provided by Compensia, the recommendations of our CEO, other than with respect to his own base salary, and other factors described in “Compensation Process—Role of Compensation Committee” above. At the beginning of fiscal 2020, the Compensation Committee adjusted the base salaries for Messrs. Merritt, Morgan and Tully, and Ms. St. Ledger to reflect the foregoing and each individual’s responsibilities and performance. In addition, Mr. Morgan’s base salary increase reflects his promotion to Senior Vice President, Chief Legal Officer from General Counsel.

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Executive Compensation

The table below sets forth the annual base salaries for our NEOs for fiscal 2020.

NEO	Base Salary	Percentage Increase from Fiscal 2019 Base Salary
Douglas Merritt	$675,000	4%
Jason Child(1)	$460,000	N/A
David Conte(2)	$445,000	0%
Scott Morgan	$375,000	6%
Susan St. Ledger	$475,000	3%
Timothy Tully	$420,000	5%
(1)	Mr. Child joined the Company on May 6, 2019. The base salary shown above is on an annualized basis.
(2)	Mr. Conte retired from the Company effective as of October 1, 2019. The base salary shown above is on an annualized basis.

Cash Bonuses

A key objective of our compensation philosophy is to tie a significant portion of each NEO’s compensation to our performance. To help accomplish this objective, we provide annual performance-based cash bonus opportunities for our NEOs, which are earned based on our achievement against corporate performance objectives established at the beginning of the fiscal year.

At the beginning of fiscal 2020, our Board approved our fiscal 2020 operating plan, which included performance objectives that the Compensation Committee and our CEO used to design our NEOs’ cash bonus opportunity for fiscal 2020. For purposes of our executive bonus plan, the Compensation Committee considered a number of factors in selecting the performance objectives applicable to our NEOs’ annual cash bonus opportunities and determined that, as in prior years, revenue-related objectives continued to be of critical importance and aligned to the Company’s growth strategy.

FISCAL 2020 TARGET ANNUAL CASH BONUS OPPORTUNITIES

As in prior years, the target annual cash bonus opportunities for our NEOs were expressed as a percentage of their respective base salaries. At the beginning of fiscal 2020, the Compensation Committee decided to maintain the percentages for all continuing NEOs’ target bonus opportunities. Due to the base salary increases described above, the dollar amount of the target bonus opportunities increased for each of our continuing NEOs, other than Mr. Conte, whose base salary did not increase. The table below shows the target annual cash bonus opportunity for each NEO as a percentage of his or her base salary and as a corresponding dollar amount:

NEO	Fiscal 2020 Target Bonus as a Percentage of Salary	Fiscal 2020 Target Bonus as a Dollar Amount	Change from Fiscal 2019 Target Bonus as a Percentage of Salary
Douglas Merritt	125%	$843,750	0%
Jason Child(1)	75%	$345,000	N/A
David Conte	80%	$356,000	0%
Scott Morgan	60%	$225,000	0%
Susan St. Ledger	100%	$475,000	0%
Timothy Tully	70%	$294,000	0%
(1)	Mr. Child joined the Company on May 6, 2019. The target amounts shown above are on an annualized basis.

As described below, the target levels for the performance objectives were set to be aggressive, yet achievable with focused effort and execution. Fiscal 2020 bonuses were capped at 200% of target for our non-sales executive NEOs and at 300% of target for Ms. St. Ledger, our senior sales executive. Ms. St. Ledger’s maximum annual cash bonus opportunity was higher than that of our other NEOs given the strong link between her job responsibilities and our sales quota achievement.

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Executive Compensation

FISCAL 2020 PERFORMANCE OBJECTIVES

For purposes of the executive bonus plan, the Compensation Committee selected revenue (as determined under GAAP) and, in the case of Ms. St. Ledger, bookings as represented by a different metric, total contract value (“TCV”), as the performance objectives for fiscal 2020. The Compensation Committee, to motivate Mr. Merritt and our other NEOs to continue to grow and develop our business, established target levels for the revenue and TCV performance objectives for fiscal 2020 that it considered aggressive, yet achievable with focused effort and execution by our NEOs, and that reflected a rigorous increase in top-line growth relative to our prior fiscal year revenue and TCV achievement. For example, our fiscal 2020 revenue target reflected an increase of 30% over our fiscal 2019 revenue results, and maximum achievement required an increase of 36% or more over our fiscal 2019 revenue results. These performance objectives were selected and designed to drive increased revenue and TCV, which the Compensation Committee believed would increase stockholder value consistent with our overall growth strategy.

Our Non-Sales Executive NEOs. The target annual cash bonus opportunities for Messrs. Merritt, Child, Conte, Morgan and Tully were based on our revenue performance. The following chart presents the tiers of the bonus payout multiples relative to the target bonus opportunity based on revenue achievement (with linear interpolation in between tiers).

	Fiscal 2020 Revenue (in millions)	Bonus Payout Multiple Relative to Target
Max	$2,450 or more	200%
	$2,425	165%
	$2,400	130%
	$2,375	110%
Target	$2,350	100%
	$2,280	75%
Threshold	$2,233	50%
	Less than $2,233	0%

Our Sales Executive NEO. The fiscal 2020 target annual cash bonus opportunity for Ms. St. Ledger was based entirely on our TCV performance. We are not disclosing the target level for this performance objective because we believe disclosure would be competitively harmful, as it would give our competitors insight into our strategic and financial planning process. The following chart presents certain tiers of the bonus payout multiples based on the percentage attainment of the TCV target (with linear interpolation in between tiers).

Percentage Attainment of Target	Bonus Payout Multiple Relative to Target
110% or more	300%
108%	260%
107%	240%
105%	200%
103%	140%
101%	105%
100%	100%
97%	75%
95%	50%
Less than 95%	0%

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FISCAL 2020 CASH BONUS PAYMENTS

Our Non-Sales Executive NEOs. Following our second quarter of fiscal 2020, our Compensation Committee reviewed our financial performance against the revenue target applicable to the target annual cash bonus opportunities of Messrs. Merritt, Child, Conte, Morgan and Tully. The Compensation Committee determined that we were on track to achieve or exceed our annual revenue target. Accordingly, the Compensation Committee approved semi-annual bonus payments of 50% of each of these NEO’s fiscal 2020 target annual cash bonus opportunity, with Mr. Child’s amount prorated based on the number of days in the first half of 2019 Mr. Child was employed with us. After the conclusion of fiscal 2020, the Compensation Committee again evaluated our performance against the revenue target for the full year. The Compensation Committee determined that we had achieved revenue of $2.359 billion, which represented a 31% increase from our fiscal 2019 revenue. In accordance with the payout multiples established under the executive bonus plan, the Compensation Committee approved a bonus payment to each of Messrs. Merritt, Child, Morgan and Tully in an amount that resulted in total fiscal 2020 bonus payments for each equaling 103.6% of his respective fiscal 2020 target annual cash bonus opportunity.

Our Sales Executive NEO. Following our second quarter of fiscal 2020, our Compensation Committee reviewed our financial performance and determined that we were on track to achieve our annual TCV target. Accordingly, the Compensation Committee approved a semi-annual bonus payment of 50% of Ms. St. Ledger’s fiscal 2020 target annual cash bonus opportunity. After the conclusion of fiscal 2020, the Compensation Committee evaluated our performance against the TCV target for the full year and determined that we achieved approximately 103.6% of the TCV target. In accordance with the payout multiples established under the executive bonus plan, the Compensation Committee approved a bonus payment to Ms. St. Ledger in an amount that resulted in a total fiscal 2020 bonus payment equaling 164.3% of her target annual cash bonus opportunity.

The following chart summarizes the target and actual total cash bonus payments made to our NEOs for fiscal 2020:

NEO	Fiscal 2020 Target Cash Bonus ($)	Fiscal 2020 Cash Bonus Paid ($)
Douglas Merritt	843,750	874,125
Jason Child(1)	345,000	265,372
David Conte(2)	356,000	178,000
Scott Morgan	225,000	233,100
Susan St. Ledger	475,000	780,425
Timothy Tully	294,000	304,584
(1)	Mr. Child joined the Company on May 6, 2019. The target amount shown above is on an annualized basis. The total paid amount shown above is the actual paid amount prorated based on the number of days in fiscal 2020 during which Mr. Child was employed with us.
(2)	Mr. Conte retired from the Company effective as of October 1, 2019. Following his retirement and his execution of an effective release of claims, Mr. Conte received payment of 100% of his target bonus for fiscal 2020, reduced by amounts of fiscal 2020 bonus previously paid to him. Mr. Conte was not eligible for cash bonus payments above target for fiscal 2020 performance under our executive bonus plan or pursuant to the transition services agreement, as described further under “Compensation Tables—Executive Employment Arrangements” below.

Long-Term Equity Compensation

Our equity compensation program focuses the efforts of our NEOs and other executive officers on the achievement of long-term objectives and aligns the interests of our executive officers with those of our stockholders through the grant of equity awards, the value of which depends on our stock performance and other performance measures, to achieve strong long-term performance.

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Executive Compensation

These equity awards consist of time-based RSUs and performance-based PSUs granted to our executive officers. We believe that RSUs offer predictable value delivery and promote retention of our executive officers while aligning their interests with the long-term interests of our stockholders in a manner consistent with competitive market practices. We believe that PSUs directly link a significant portion of our executive officers’ target total direct compensation to our financial and stock price performance based on the achievement of multiple, distinct and pre-established financial and stock price performance metrics. Together, RSUs and PSUs are important tools to motivate and retain our highly sought after executive officers since the value of the awards is delivered to our executive officers over a four-year period subject to their continued service. Going forward, we may modify our equity award program, including performance targets, to our executive officers, including our NEOs, to continue to maintain a strong alignment of their interests with the interests of our stockholders.

The Compensation Committee, in consultation with our CEO (other than with respect to himself) and its independent compensation consultant, determines the size, mix, material terms and, in the case of PSUs, performance metrics of the equity awards granted to our executive officers, taking into account a number of factors as described in “Compensation Process—Role of Compensation Committee” above.

FISCAL 2020 EQUITY AWARDS

Annual Equity Awards. In March 2019, the Compensation Committee granted RSUs and PSUs to each of Messrs. Merritt, Morgan, Tully, and Ms. St. Ledger. Mr. Child was granted new hire RSUs and PSUs in connection with his hiring in May 2019. The goal of attracting Mr. Child to the Company in a highly competitive environment factored heavily into the determination of the amounts of his new hire equity awards. Mr. Conte was not granted any fiscal 2020 RSUs or PSUs.

The following table sets forth the number of shares of our common stock subject to the RSUs and PSUs granted to each NEO.

NEO	Nature of Equity Awards	Percentage of Award as RSUs	RSUs (number of shares)	Percentage of Award as PSUs	Target PSUs (number of shares)
Douglas Merritt	Annual	40%	36,800	60%	55,200
Jason Child	New Hire	40%	41,537	60%	62,305
David Conte	N/A	—	—	—	—
Scott Morgan	Annual	40%	15,276	60%	22,914
Susan St. Ledger	Annual	40%	21,047	60%	31,570
Timothy Tully	Annual	40%	21,047	60%	31,570

Each of these decisions was made in consultation with Compensia and after considering the factors described above, and for Mr. Child, his hiring, and for Mr. Morgan, his promotion. The annual RSUs granted to the NEOs in fiscal 2020 vest over four years with 25% vesting approximately one year after the grant date, and 75% vesting quarterly thereafter over the remaining three years, subject to the NEO’s continued service with us on each vesting date. The annual PSUs granted to the NEOs vest over four years and may be earned based on corporate performance metrics and a stock price performance modifier. The corporate performance metrics have a one-year performance period, with 25% of earned corporate PSUs vesting shortly following the end of the performance period and 75% vesting quarterly thereafter over the remaining three years, subject to the NEO’s continued service with us on each vesting date. In order to further align the interests of our NEOs and stockholders, a modifier to any earned corporate PSUs provides an opportunity to earn additional PSUs based on the Company’s stock price growth rate over a multi-year performance period. Other terms and conditions are described in the “PSU Award Design” section below.

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PSU Award Design. The terms and conditions of the PSUs granted to the NEOs in fiscal 2020 are substantially similar to the terms and conditions of the PSUs granted in fiscal 2019. The principal terms and conditions of the fiscal 2020 PSUs, as well as the rationale for our design approach, are set forth in the following table:

PSU Feature	Our Approach	Our Rationale
Corporate PSUs
Corporate Performance Metrics
●Two equally weighted corporate metrics–50% based on revenue achievement and 50% based on non-GAAP operating margin achievement
●The revenue metric is as determined under GAAP, but excluding revenue recognized during the performance period from any unanticipated acquisitions made during the performance period
●The non-GAAP operating margin metric is non-GAAP operating income as reported in the Company’s Annual Report on Form 10-K for fiscal 2020, and as further adjusted for the financial impact of any unanticipated acquisitions made during the performance period, divided by revenue (adjusted as described above)

●Motivate and incentivize our executives to drive top-line growth in our business while enhancing their focus on specific financial goals considered important to the Company’s long-term growth
●Use of revenue as both a PSU metric and an executive bonus plan metric underscores the importance of top-line growth to our overall strategy and our stockholders’ expectations
●Use of non-GAAP operating margin as a performance metric reflects increased strategic focus on a profitability measure and bottom-line performance
●Belief that our strategy of investing in our business for growth is appropriate given the significant market opportunity available to us
●As our business matures and financial results become more predictable, we intend to consider different and longer-term metrics that continue to align with our stockholders’ interests

Targets for Corporate Performance Metrics
●Target revenue and non-GAAP operating margin set based on our operating plan at the beginning of fiscal 2020
●Target revenue for fiscal 2020 reflected an increase of 30% over our fiscal 2019 revenue results, and maximum achievement required an increase of 36% or more over our fiscal 2019 revenue results

●Align the interests of our executives with those of our stockholders through performance targets that correlate with the steep trajectory of our top-line growth and operating performance based on growth expectations
●Minimum (threshold) and maximum performance levels provide accountability for underperformance and incentive for overperformance
●Capped, maximum payouts only possible when the Company has exceptional performance

Corporate Performance Period
●One-year performance period for corporate performance metrics in fiscal 2020
●Earned corporate PSUs will not fully vest until approximately four years after date of grant, thus placing awards at-risk for a prolonged period

●Steep trajectory of our top-line growth and a shift in our business model towards renewable agreements make performance periods difficult to estimate over a longer period
●Allows for adjusted priorities in a rapidly changing competitive business environment
●Our historical financial outperformance
●Risk of setting inappropriate target levels that may not align with our stockholders’ interests if we were to project more than one year in advance

Corporate PSU Vesting Schedule
●25% of earned corporate PSUs vested shortly following the end of the performance period and upon approval of our fiscal 2020 audited financial statements
●Remainder will vest quarterly over the next three years, subject to continued service through each vesting date
●Time-based vesting schedule for earned corporate PSUs provides additional long-term retention incentives and encourages our NEOs to take a long-term view of our business
Stock Price Modifier
●Up to an additional 50% of the number of earned corporate PSUs can be earned if our stock price growth rate is (a) equal to or greater than that of the SPDR S&P Software & Services ETF (or its successor) stock price growth rate and (b) at least 46.41% over four years
●Stock price growth rate measured over four-year performance period through March 2023, with stock price PSUs eligible to be earned quarterly beginning in June 2021 if stock price hurdles achieved on each measurement date

●Requiring our stock price to outperform an index of other software and services companies as a threshold in order for any additional PSUs to be earned helps reward our performance not just stock market performance
●Below-market stockholder returns will not be rewarded
●Aligns the interests of our NEOs and stockholders, and rewards, retains and incentivizes our NEOs for above-market stockholder returns
●Eligibility for any stock price PSUs to be earned does not begin until over two years after grant, providing long-term incentive and alignment

Splunk 2020 Proxy Statement 55

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The target number of shares subject to the fiscal 2020 PSUs represents the number of shares eligible to be earned and subsequently eligible to vest based on the target level performance of both the revenue metric and the non-GAAP operating margin metric for fiscal 2020, without giving effect to the stock price modifier.

The following chart presents the tiers of the revenue metric payout multiples relative to target (with linear interpolation in between tiers).

	Fiscal 2020 Revenue (in millions)(1)	Payout Multiple Relative to Target
Max	$2,450 or more	200%
	$2,425	165%
	$2,400	130%
	$2,375	110%
Target	$2,350	100%
	$2,280	75%
Threshold	$2,233	50%
	Less than $2,233	0%
(1)	Excluding revenue recognized during the fiscal year from acquisitions made during the fiscal year.

The following chart presents certain tiers of the non-GAAP operating margin metric payout multiples relative to target (with linear interpolation in between tiers).

	Fiscal 2020 Non-GAAP Operating Margin(1)	Payout Multiple Relative to Target
Max	15%	200%
Target	13.5%	100%
Threshold	13%	50%
	Less than 13%	0%
(1)	As adjusted for the impact of acquisitions made during the fiscal year.

A summary of the stock price modifier is shown below.

Threshold Performance	Company Stock Price Growth Rate	Stock Price Modifier Relative to Earned Corporate PSUs (with linear interpolation in between tiers)
Company stock price growth rate equal to or greater than SPDR S&P Software & Services ETF stock price growth rate	74.90% (or $206.09)	50%
	46.41% or below (or $172.51 or below)	0%

Earned Corporate PSU Awards. In fiscal 2020, we achieved GAAP revenue of $2.359 billion, representing a 31% growth rate from our fiscal 2019 revenue achievement, and non-GAAP operating margin of 14.2%. The Compensation Committee considered the impact of acquisitions in fiscal 2020 both to the revenue metric and to the non-GAAP operating margin metric, and, in accordance with the terms of the fiscal 2020 PSUs, made adjustments to both metrics.

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Based on our actual performance, after considering the impact of acquisitions in fiscal 2020, and in accordance with the payout multiples described above, the Compensation Committee determined that 150.05% of each continuing NEO’s target PSU award was earned as corporate PSUs. The number of corporate PSUs earned by each continuing NEO was as follows:

NEO	Number of Earned Corporate PSUs
Douglas Merritt	82,827
Jason Child	93,488
David Conte	N/A
Scott Morgan	34,382
Susan St. Ledger	47,370
Timothy Tully	47,370

As described above, 25% of these earned corporate PSUs vested upon the Compensation Committee’s certification of our adjusted revenue and non-GAAP operating margin results for fiscal 2020, and the remainder will vest quarterly over the next three years, so long as the NEO continues to be a service provider through each vesting date.

The following chart presents the number of stock price PSUs that will be eligible to be earned and vest beginning in June 2021 through March 2023, as described above:

NEO	Number of Stock Price PSUs Eligible to be Earned
Douglas Merritt	41,413
Jason Child	46,744
David Conte	N/A
Scott Morgan	17,191
Susan St. Ledger	23,685
Timothy Tully	23,685

Severance and Change in Control-Related Benefits

Our executive officers, including our NEOs, are provided certain protections in the event of their termination of employment under specified circumstances, including following a change in control of the Company. We believe that these protections serve our retention objectives by helping our NEOs maintain continued focus and dedication to their responsibilities to maximize stockholder value, including in the event of a transaction that could result in a change in control of the Company. In March 2019, the Compensation Committee, in consultation with Compensia, reviewed market practices and our retention goals for our executive officers, including our NEOs, and made certain amendments to their severance and change in control-related benefits. The chart below describes the material terms of these benefits for our continuing NEOs.

Triggering Event(s)	Benefits
Within three months after signing of a definitive agreement that ultimately results in a change in control or 18 months after a change in control
AND
Employment is terminated without cause or NEO resigns for good reason
●A lump sum payment equal to 12 months of NEO’s then-current base salary (24 months, in the case of our CEO), plus 100% of NEO’s annual target bonus for the year of termination (24 months of annual target bonus plus a pro-rated portion of annual target bonus for the year of termination, in the case of our CEO), less any amounts already paid for such year;
●Payment by us for up to 12 months of COBRA premiums to continue health insurance coverage for NEO and eligible dependents (18 months, in the case of our CEO), or a lump sum payment of $24,000 ($36,000, in the case of our CEO) if paying for COBRA premiums would result in an excise tax to us;
●100% accelerated vesting of NEO’s outstanding equity awards; and
●Six-month post-termination exercise period for NEO’s outstanding options.
In each case subject to NEO timely signing a release of claims that becomes effective.

Employment is terminated without cause (other than in connection with a change in control)
●A lump sum payment equal to six months of NEO’s then-current base salary (18 months, in the case of our CEO), plus a pro-rated portion of NEO’s annual target bonus for the year of termination, less any amounts already paid for such year;
●Payment by us for up to six months of COBRA premiums to continue health insurance coverage for NEO and eligible dependents (12 months, in the case of our CEO), or a lump sum payment of $12,000 ($24,000, in the case of our CEO) if paying for COBRA premiums would result in an excise tax to us;
●Six months accelerated vesting of NEO’s outstanding equity awards (12 months, in the case of our CEO); and
●Six-month post-termination exercise period for NEO’s outstanding options.
In each case subject to NEO timely signing a release of claims that becomes effective.

Splunk 2020 Proxy Statement 57

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In addition, in the event any of the payments provided for under the executive employment letters, or otherwise payable to the NEO, would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax under Section 4999 of the Internal Revenue Code, he or she would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to such executive. No employment letter with any of our NEOs provides for any tax gross-up payments.

In connection with Mr. Conte’s announced retirement, on November 30, 2018, we entered into a transition services agreement (the “Transition Services Agreement”) with Mr. Conte in connection with his announced retirement, in order to provide him with incentives to remain with us through and for a prescribed period of time following the hiring of a new chief financial officer. Following our hiring of a new chief financial officer, on October 3, 2019, we entered into a release agreement with Mr. Conte in connection with his retirement, pursuant to which he became entitled to receive the severance benefits as set forth in his Transition Services Agreement. For a description of the Transition Services Agreement, including the severance and change in control-related benefits applicable to Mr. Conte thereunder, see “Compensation Tables—Executive Employment Arrangements.”

Under our 2012 Plan, our employees, including our executive officers, and our non-employee directors are entitled to vesting acceleration benefits in the event of their death. See “Compensation Tables—Equity Acceleration Death Benefit” below for further information.

On April 24, 2020, the Compensation Committee, in consultation with Compensia, reviewed our retention goals for our executive officers, including our NEOs, and made certain updates to their severance and change in control-related benefits. See “Other Compensation Policies and Information—Recent Fiscal 2021 Compensation Decisions” below for further information.

Other Compensation Policies and Information

One-Time Transition Bonuses

Signing Bonus for Mr. Child. In May 2019, pursuant to his offer letter, Mr. Child received a cash signing bonus in the amount of $500,000, subject to reimbursement in full if he voluntarily resigns from the Company without good reason within 12 months of his start date. Mr. Child was also granted 41,537 RSUs and 62,305 target PSUs in connection with his hiring. His RSUs vest over four years with 25% of his RSUs vesting in June 2020 and the remainder vesting quarterly over three years, if he remains employed by the Company. On March 26, 2020, 150.05% of his target PSU award was earned as corporate PSUs and 25% vested based on Company performance for fiscal 2020. The remainder of his PSUs vest quarterly over three years, if he continues to be a service provider of the Company.

In considering Mr. Child’s compensation package, including his signing bonus, the Compensation Committee took into account the substantial effort, focus and commitment required of Mr. Child to achieve the Company’s strategic business goals, and to transition the finance operations of the Company from our former chief financial officer, including all management, budgeting, planning, investor relations, treasury, accounting, internal controls and audit obligations. The Compensation Committee was also mindful of the competition for talented chief financial officers in the technology sector and the goal of attracting Mr. Child to the Company in light of his prior experience serving as CFO at Groupon, Inc. and leading global finance teams at Amazon.com, Inc. for over 11 years as well as compensation he forfeited when he separated from his prior employer. For a description of Mr. Child’s offer letter, see “Compensation Tables—Executive Employment Arrangements.”

Transition Bonus for Mr. Conte. In August 2019, as a result of Mr. Conte’s announced retirement, and pursuant to his Transition Services Agreement, Mr. Conte received a cash bonus in the amount of $1 million in consideration for his assistance with a successful transition to our new chief financial officer. Under the terms of the Transition Services Agreement, a successful transition required that (1) the Company timely filed all annual and quarterly reports and timely

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furnished all current reports under Item 2.02 of Form 8-K, from November 30, 2018, under the Securities Exchange Act of 1934, (2) Mr. Conte maintained the operations of the finance function of the Company in a manner reasonably consistent with the professional standards and competency displayed by him during his tenure as the Company’s CFO, including without limitation, all management, budgeting, planning, investor relations, treasury, accounting, internal controls and audit obligations, and (3) the new CFO, Mr. Child, was provided with all information and assistance reasonably necessary to enable Mr. Child to operate the finance function independently of Mr. Conte’s assistance and continue the operation of the Company’s finance function consistent with past practice.

For a description of the Transition Services Agreement, and the benefits thereunder, see “Compensation Tables—Executive Employment Arrangements.”

Recent Fiscal 2021 Compensation Decisions

In March 2020, the Compensation Committee conducted its annual executive compensation review and made fiscal 2021 compensation decisions for our continuing NEOs as set forth below. In making these decisions, the Compensation Committee considered, among other factors, pay levels of our NEOs relative to peers and the overall competitive market, performance of each continuing NEO, the continued talent war for experienced leadership in our industry and the feedback from our stockholders as discussed above.

●	Increased the base salaries of continuing NEOs by 5% to 26% of their fiscal 2020 base salaries.
●	Increased certain NEO’s target annual cash bonus percentage by 7% to 17% to align with market.
●	Maintained the mix of fiscal 2021 equity awards for all continuing NEOs, including our CEO, at 60% PSUs and 40% RSUs. This mix is consistent with that of fiscal 2020 equity awards.
●	Maintained a stock price modifier to any earned corporate PSUs that provides for an opportunity to earn additional stock price PSUs based on the Company’s stock price growth rate measured over a four-year performance period through March 2024, subject to a threshold performance requirement relative to an index of other software and services companies.

In response to stockholder feedback to consider performance metrics that tie to our business strategy and are appropriate during our transition to a renewable business model, the Compensation Committee replaced revenue with annual recurring revenue (“ARR”) as a metric in our executive bonus plan and our fiscal 2021 PSU program to align our incentives with key drivers of stockholder value. ARR represents the annualized revenue run-rate of active term license, maintenance, and subscription contracts at the end of a reporting period. In addition, the Compensation Committee replaced non-GAAP operating margin with operating cash flow as a metric for our fiscal 2021 PSU program to reflect focus on disciplined execution of our business objectives during our transition to a renewable business model.

The Compensation Committee, in consultation with Compensia, reviewed our retention goals for our executive officers, including our continuing NEOs, and on April 24, 2020 approved updates to their severance and change in control-related benefits as described below.

●	Amended the offer letter for Mr. Merritt to clarify that if, following a change in control, he is not the chief executive officer of a publicly traded company that is the ultimate parent entity of the acquirer, such change in his job will constitute good reason.
●	Changed the terms and conditions of the PSUs granted in fiscal 2021 to provide that if, prior to the end of fiscal 2021, there is a change in control (as defined in our 2012 Equity Incentive Plan), then the earned corporate PSUs for each award will equal the product of (i) the target number of corporate PSUs subject to that award multiplied by (ii) the greater of (x) 100% and (y) the average of the achievement percentage of earned corporate PSUs under the performance-based equity awards granted in fiscal 2019 and fiscal 2020 (rounded applying standard rounding principles); for the avoidance of doubt, this formula shall apply irrespective of whether the recipient of such grant received performance-based equity awards in fiscal 2019 or fiscal 2020.

Splunk 2020 Proxy Statement 59

Executive Compensation

Employee Benefits and Perquisites

We provide employee benefits to all eligible employees in the United States, including our NEOs, which the Compensation Committee believes are reasonable and consistent with its overall compensation objective to better enable us to attract and retain employees. These benefits include medical, dental and vision insurance, health savings account, a 401(k) plan, life and disability insurance, flexible spending accounts, an employee stock purchase plan and other plans and programs.

We have special long-term disability coverage for our executive officers, including our NEOs, who are eligible for disability coverage until approximately age 66 if they cannot return to their occupation. We pay for certain spousal travel expenses and certain tax gross-ups.

In fiscal 2020, the Company reimbursed Mr. Merritt for costs associated with certain personal home security services, including installation of a home security system. We provided this protection to Mr. Merritt because we believe that his personal safety and security is of utmost importance to the Company and its stockholders. The Compensation Committee believes that amounts paid by the Company for these security services have been reasonable, necessary and for the Company’s benefit.

Stock Ownership Guidelines

Our Board believes that our directors and executive officers should hold a meaningful financial stake in the Company in order to further align their interests with those of our stockholders. To promote this belief, our Board adopted stock ownership guidelines requiring our executive officers to achieve certain stock ownership levels within five years of the later of September 13, 2018 or such executive officer’s hire, appointment, promotion or election date, as applicable. The current stock ownership guidelines are set forth below:

●	Our CEO must own the lesser of (i) Company stock with a value of five times his or her annual base salary and (ii) 50,000 shares; and
●	Each other executive officer must own the lesser of (i) Company stock with a value of two times his or her annual base salary and (ii) 12,000 shares.

The salary multiples above are consistent with current market practices, and the alternative share number thresholds are intended to provide our executive officers with certainty as to whether the guidelines are met, regardless of our then-current stock price.

If an executive officer fails to meet the ownership guidelines within the applicable compliance period, he or she will be required to hold 50% of shares acquired (which will be calculated based on net shares after taxes) through our equity incentive plans until such time as he or she meets the required ownership guidelines.

As of the end of fiscal 2020, all of our NEOs have met, exceeded, or are on track to meet, these guidelines based on their current rate of stock accumulations in the time frames set out in the guidelines.

See “Corporate Governance at Splunk—Non-Employee Director Compensation—Stock Ownership Guidelines” for information about the guidelines applicable to our non-employee directors.

Clawback Policy

We have a Clawback Policy pursuant to which we may seek the recovery of cash performance-based incentive compensation paid by us as well as performance-based equity awards, including PSUs. The Clawback Policy applies to our CEO and to all officers who report directly to the CEO, including our NEOs. The Clawback Policy provides that if (i) we restate our financial statements as a result of a material error; (ii) the amount of cash incentive compensation or performance-based equity compensation that was paid or is payable based on achievement of specific financial

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results paid to a participant would have been less if the financial statements had been correct; (iii) no more than two years have elapsed since the original filing date of the financial statements upon which the incentive compensation was determined; and (iv) the Compensation Committee unanimously concludes, in its sole discretion, that fraud or intentional misconduct by such participant caused the material error and it would be in our best interests to seek from such participant recovery of the excess compensation, then the Compensation Committee may, in its sole discretion, seek from such participant repayment to the Company.

Anti-Hedging and Anti-Pledging Policy; Stock Trading Practices

We maintain an Insider Trading Policy that, among other things, prohibits our NEOs from trading during quarterly and special blackout periods. We also prohibit our NEOs from engaging in short sales, hedging, swaps, exchange funds and similar transactions designed to decrease the risks associated with holding the Company’s securities, as well as pledging the Company’s securities as collateral for loans and transactions involving derivative securities relating to our common stock. None of the Company’s subsidiaries have publicly traded equity securities. Our Insider Trading Policy requires all NEOs to obtain written pre-clearance from the Insider Trading Compliance Officer or his or her designee prior to buying, selling, or engaging in any other transaction in the Company’s securities.

Further, we have adopted Rule 10b5-1 Trading Plan Guidelines that permit our NEOs to adopt Rule 10b5-1 trading plans (“10b5-1 plans”). Under our 10b5-1 Trading Plan Guidelines, 10b5-1 plans may only be adopted or modified during an open trading window under our Insider Trading Policy and only when such NEO does not otherwise possess material nonpublic information about the Company. The first trade under a 10b5-1 plan may not occur until the completion of the next quarterly blackout period following the adoption or modification of the 10b5-1 plan, as applicable.

Impact of Accounting and Tax Requirements on Compensation

Deductibility of Executive Compensation

Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), or Section 162(m), disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and certain other current and former highly compensated officers that qualify as covered employees within the meaning of Section 162(m).

We have not previously taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation for our current and former executive officers and do not currently have any immediate plans to do so. The Compensation Committee may, in its judgment, authorize compensation payments that is not fully tax deductible when it believes that such payments are appropriate to attract and retain executive talent or meet other business objectives. The Compensation Committee intends to continue to compensate our current and former executive officers in a manner consistent with our best interests of and the best interests of our stockholders.

Taxation of “Parachute” Payments and Deferred Compensation

We do not provide our NEOs with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Tax Code. Sections 280G and 4999 of the Tax Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceeds certain prescribed limits, and that the Company, or a successor, may forfeit a deduction on the amounts subject to this additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or other service provider receives “deferred compensation” that does not meet certain requirements of Section 409A of the Tax Code.

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Accounting for Stock-Based Compensation

We follow ASC Topic 718 for our stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, restricted stock unit awards and performance units, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that a NEO is required to render service in exchange for the option or other award.

For performance units, stock-based compensation expense recognized may be adjusted over the performance period based on interim estimates of performance against pre-set objectives.

Compensation Risk Assessment

The Compensation Committee, with the assistance of Compensia, assesses and considers potential risks when reviewing and approving our compensation programs, policies and practices for our executive officers and our employees. We designed our compensation programs, including our incentive compensation plans, with features to address potential risks while rewarding employees for achieving financial and strategic objectives through prudent business judgment and appropriate risk taking. Based upon its assessment, the Compensation Committee believes that any risks arising from our compensation programs do not create disproportionate incentives for our employees to take risks that could have a material adverse effect on us in the future.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS Stephen Newberry (Chair) Mark Carges Elisa Steele

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Compensation Tables

Summary Compensation Table

The following table summarizes the compensation that we paid to or was earned by each of our NEOs for the fiscal years ended January 31, 2020, 2019 and 2018.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Douglas Merritt	2020	675,000		—		14,100,955	874,125		60,565	(2)	15,710,645
President, CEO and Director	2019	650,000		—		11,174,462	1,625,000		56,333	(3)	13,505,796
	2018	475,000		—		8,025,313	652,365		9,664	(4)	9,162,342
Jason Child	2020	341,534	(5)	500,000	(6)	16,294,280	265,372	(5)	84,623	(2)	17,485,809
Senior Vice President and
Chief Financial Officer
David Conte	2020	296,260		1,000,000	(7)	—	178,000	(8)	381,370	(9)	1,855,630
Former Senior Vice	2019	445,000		—		3,947,856	712,000		54,352	(10)	5,159,208
President and Chief	2018	385,000		—		4,012,687	423,007		9,925	(11)	4,830,619
Financial Officer
Scott Morgan	2020	375,000		—		5,853,518	233,100		10,599	(2)	6,472,217
Senior Vice President, Chief
Legal Officer, Global Affairs
and Secretary
Susan St. Ledger	2020	475,000		—		8,064,755	780,425		21,556	(2)	9,341,736
President, Worldwide	2019	460,000		—		7,237,736	1,357,000		40,244	(3)	9,094,980
Field Operations	2018	426,667	(12)	—		11,257,413	906,638	(12)	11,734	(4)	12,602,452
Timothy Tully	2020	420,000		—		8,064,755	304,584		10,464	(2)	8,799,803
Senior Vice President,	2019	400,000		—		5,263,808	560,000		25,490	(3)	6,249,298
Chief Technology Officer
(1)	The amounts reported in the Stock Awards column reflects the aggregate grant date fair value of the RSUs granted to our NEOs in fiscal 2020, 2019 and 2018 and the PSUs granted to our NEOs in fiscal 2020, 2019 and 2018, as computed in accordance with FASB ASC Topic 718. The estimated fair value of PSUs is calculated based on the probable outcome of the performance measures for the applicable performance period as of the date on which the PSUs are granted for accounting purposes. The fiscal 2020 PSUs include both corporate performance and market-related (stock price modifier) goals. Consistent with the applicable accounting standards, the grant date fair value of the stock price modifier component has been determined using a Monte Carlo simulation model. This estimated fair value for PSUs is different from (and lower than) the maximum value of PSUs set forth below. These amounts do not necessarily correspond to the actual value recognized by our NEOs. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2020.

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Assuming the highest level of performance is achieved under the applicable performance measures for the fiscal 2020 PSUs, the maximum possible value of the fiscal 2020 PSUs using the grant date fair value is presented below:

Name	Maximum Value of Fiscal 2020 PSUs (as of Grant Date for Accounting Purposes) ($)
Douglas Merritt	27,678,177
Jason Child	32,047,895
David Conte	—
Scott Morgan	11,489,718
Susan St. Ledger	15,829,977
Timothy Tully	15,829,977
(2)	For Mr. Merritt, this amount represents $5,562 in tax gross-ups; spousal expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $42,698 in one-time home security installation, equipment and monitoring cost; $2,000 in a matching contribution and $2,000 in a discretionary contribution to Mr. Merritt’s 401(k) plan account, which contributions were made to all eligible participants; and a premium payment for long-term disability benefits. For Mr. Child, this amount represents $24,830 in tax gross-ups; spousal expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $48,807 reimbursement of relocation expenses provided as part of his offer letter; $1,769 in a matching contribution and $2,000 in a discretionary contribution to Mr. Childs’ 401(k) plan account, which contributions were made to all eligible participants; and a premium payment for long-term disability benefits. For Mr. Morgan, this amount represents $6,599 in tax gross-ups; and $2,000 in a matching contribution and $2,000 in a discretionary contribution to Mr. Morgan’s 401(k) plan account, which contributions were made to all eligible participants. For Ms. St. Ledger, this amount represents $7,196 in tax gross-ups; guest expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $2,000 in a matching contribution and $2,000 in a discretionary contribution to Ms. St. Ledger’s 401(k) plan account, which contributions were made to all eligible participants; and a premium payment for long-term disability benefits. For Mr. Tully, this amount represents $6,225 in tax gross-ups; and $2,239 in a matching contribution and $2,000 in a discretionary contribution to Mr. Tully’s 401(k) plan account, which contributions were made to all eligible participants.
(3)	For Mr. Merritt, this amount represents $21,817 in tax gross-ups; $25,662 in spousal expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $4,000 in a matching contribution and $3,000 in a discretionary contribution to Mr. Merritt’s 401(k) plan account, which contributions were made to all eligible participants; and a premium payment of $1,854 for long-term disability benefits. For Ms. St. Ledger, this amount represents $14,405 in tax gross-ups; guest expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $4,000 in a matching contribution and $3,000 in a discretionary contribution to Ms. St. Ledger’s 401(k) plan account, which contributions were made to all eligible participants; and a premium payment for long-term disability benefits. For Mr. Tully, this amount represents $8,708 in tax gross-ups; a Company gift; spousal expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; and $3,538 in a matching contribution and $3,000 in a discretionary contribution to Mr. Tully’s 401(k) plan account, which contributions were made to all eligible participants.
(4)	For Mr. Merritt, this amount represents $3,664 in tax gross-ups and a discretionary contribution of $6,000 to Mr. Merritt’s 401(k) plan account, which contribution was made to all eligible participants. For Ms. St. Ledger, this amount represents $5,734 in tax gross-ups and a discretionary contribution of $6,000 to Ms. St. Ledger’s 401(k) plan account, which contribution was made to all eligible participants.
(5)	Mr. Child joined the Company on May 6, 2019. The salary and non-equity incentive plan compensation amounts presented for Mr. Child are prorated based on the number of days in fiscal 2020 during which he was employed with us.
(6)	Pursuant to his offer letter, Mr. Child received a cash signing bonus, subject to reimbursement if he voluntarily resigns from the Company without good reason within 12 months of his start date.
(7)	Pursuant to the Transition Services Agreement, Mr. Conte received a $1,000,000 cash bonus in consideration for his assistance with a successful transition to our new chief financial officer as described in the Transition Services Agreement and remained employed by the Company for 30 days after the Transition Date (as defined in the Transition Services Agreement). See “Executive Employment Arrangements” section below for a description of the Transition Services Agreement.
(8)	This amount reflects 50% of Mr. Conte’s fiscal 2020 target cash bonus opportunity, which was paid prior to Mr. Conte’s Retirement Date (as defined in the Transition Services Agreement) in accordance with the terms of the executive bonus plan.
(9)	This amount represents $3,575 in tax gross-ups; $288 in a matching contribution and $2,000 in a discretionary contribution to Mr. Conte’s 401(k) plan account, which contributions were made to all eligible participants. This amount also includes payments pursuant to the Transition Services Agreement, which consists of a lump sum payment of the remaining amount of Mr. Conte’s salary through March 11, 2020 and payment of 100% of his target bonus for fiscal 2020, reduced by amounts of fiscal 2020 bonus previously paid to him. Payment of these amounts was deferred six months and one day from his retirement date to comply with Section 409A. This amount does not include values for accelerated vesting of equity awards received under the Transition Services Agreement, as the grant date values of those equity awards have already been reported in prior fiscal years.

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(10)	This amount represents $17,281 in tax gross-ups; $29,235 in legal fees paid in connection with the Transition Services Agreement; $3,712 in a matching contribution and $3,000 in a discretionary contribution to Mr. Conte’s 401(k) plan account, which contributions were made to all eligible participants; and a premium payment of $1,125 for long-term disability benefits.
(11)	This amount represents $3,925 in tax gross-ups for Mr. Conte. For fiscal 2018, we made a discretionary contribution to the 401(k) plan accounts of all eligible participants in the amount of $6,000 each.
(12)	Ms. St. Ledger was promoted to President, Worldwide Field Operations, effective as of October 1, 2017. The salary and non-equity incentive plan compensation amounts for Ms. St. Ledger are prorated based on the number of days in fiscal 2018 she served as Senior Vice President, Chief Revenue Officer or President, Worldwide Field Operations, respectively.

Grants of Plan-Based Awards for Fiscal 2020

The following table presents, for each of our NEOs, information concerning grants of plan-based awards made during fiscal 2020. This information supplements the information about these awards set forth in the Summary Compensation Table.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas Merritt	—	421,875	843,750	1,687,500	—	—	—	—	—
RSUs	03/21/2019	—	—	—	—	—	—	36,800	4,874,896
PSUs	03/21/2019	—	—	—	27,600	55,200	165,600	—	9,226,059
Jason Child	—	172,500	345,000	690,000	—	—	—	—	—
RSUs	05/06/2019	—	—	—	—	—	—	41,537	5,611,649
PSUs	05/06/2019	—	—	—	31,152	62,305	186,915	—	10,682,632
David Conte	—	178,000	356,000	712,000	—	—	—	—	—
RSUs	—	—	—	—	—	—	—	—	—
PSUs	—	—	—	—	—	—	—	—	—
Scott Morgan	—	112,500	225,000	450,000	—	—	—	—	—
RSUs	03/21/2019	—	—	—	—	—	—	15,276	2,023,612
PSUs	03/21/2019	—	—	—	11,457	22,914	68,742	—	3,829,906
Susan St. Ledger	—	237,500	475,000	1,425,000	—	—	—	—	—
RSUs	03/21/2019	—	—	—	—	—	—	21,047	2,788,096
PSUs	03/21/2019	—	—	—	15,785	31,570	94,710	—	5,276,659
Timothy Tully	—	147,000	294,000	588,000	—	—	—	—	—
RSUs	03/21/2019	—	—	—	—	—	—	21,047	2,788,096
PSUs	03/21/2019	—	—	—	15,785	31,570	94,710	—	5,276,659
(1)	Amounts in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns relate to cash incentive compensation opportunities under each NEO’s individual compensation arrangement. Payments under these plans are subject to a threshold limitation based on achieving at least 95% of the target corporate performance objective. Target payment amounts assume achievement of 100% of the target corporate performance objective. Payments to Messrs. Merritt, Child, Conte, Morgan and Tully under these plans are subject to a maximum payment of 200%, based on achievement of 104% or more of the target corporate performance objective. TCV-based payments to Ms. St. Ledger were capped at a maximum of 300% for achievement of 110% or greater of the target corporate performance objective. The actual amounts paid to our NEOs are set forth in the “Summary Compensation Table” above, and the calculation of the actual amounts paid is discussed more fully in “Compensation Discussion and Analysis—Discussion of Our Fiscal 2020 Executive Compensation Program—Components of Compensation Program and Fiscal 2020 Compensation—Cash Bonuses” above.

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(2)	Amounts in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns relate to estimated payouts of the fiscal 2020 PSUs. The amounts shown in the Threshold column reflect the corporate PSUs if the minimum revenue metric and non-GAAP operating margin metric are met and are 50% of the amounts shown under the Target column. The amounts shown in the Target column reflect the corporate PSUs if the revenue metric and non-GAAP operating margin metric are at target. The amounts shown in the Maximum column reflect the corporate PSUs if the maximum revenue metric and non-GAAP operating margin metric are met and are 200% of the amounts shown under the Target column, plus the maximum number of stock price PSUs eligible to be earned, which is 50% of the maximum number of corporate PSUs. The PSUs vest over four years, subject to continued service to us. On March 26, 2020, 150.05% of each NEO’s target fiscal 2020 PSUs were deemed earned based upon our fiscal 2020 financial results, and one-fourth of these earned corporate PSUs vested on March 26, 2020 and 1/16th vest quarterly thereafter, beginning on June 10, 2020, over the remaining three years, subject to continued service to us.
(3)	The RSUs vest over four years, with one-fourth of the RSUs vesting one year following the vesting commencement date and 1/16th vesting quarterly thereafter over the remaining three years, subject to continued service to us.
(4)	The amounts reported in this column reflect the aggregate grant date fair value of the RSUs and PSUs granted to our NEOs in fiscal 2020 as computed in accordance with ASC Topic 718. The estimated fair value of PSUs was calculated based on the probable outcome of the performance measures for the fiscal 2020 performance period as of the date on which the PSUs were granted for accounting purposes. The fiscal 2020 PSUs include both corporate performance and market-related (stock price modifier) goals. Consistent with the applicable accounting standards, the grant date fair value of the stock price modifier component has been determined using a Monte Carlo simulation model. These amounts do not necessarily correspond to the actual value recognized by NEOs. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2020.

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Outstanding Equity Awards at Fiscal 2020 Year-End

The following table sets forth information concerning outstanding equity awards held by our NEOs as of January 31, 2020.

		Stock Awards
Name	Vesting Commencement Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Douglas Merritt	3/10/2016	2,261	(2)	351,043	—		—
	3/10/2016	6,046	(3)	938,702	—		—
	3/10/2017	16,667	(2)	2,587,718	—		—
	3/10/2017	42,170	(4)	6,547,314	—		—
	3/10/2018	21,017	(2)	3,263,099	—		—
	3/10/2018	63,050	(5)	9,789,143	—		—
	3/10/2019	36,800	(2)	5,713,568	—		—
	3/10/2019	—		—	82,827	(6)	12,859,720
Jason Child	6/10/2019	41,537	(2)	6,449,035	—		—
	3/10/2019	—		—	93,488	(6)	14,514,947
David Conte(7)	—	—		—	—		—
Scott Morgan	12/10/2016	3,375	(2)	524,003	—		—
	3/10/2017	3,750	(2)	582,225	—		—
	12/10/2017	6,500	(2)	1,009,190	—		—
	9/10/2018	6,875	(2)	1,067,413	—		—
	3/10/2019	15,276	(2)	2,371,752	—		—
	3/10/2019	—		—	34,382	(6)	5,338,149
Susan St. Ledger	6/10/2016	8,500	(2)	1,319,710	—		—
	6/10/2016	11,366	(3)	1,764,685	—		—
	3/10/2017	10,417	(2)	1,617,343	—		—
	3/10/2017	26,355	(4)	4,091,877	—		—
	9/10/2017	41,125	(2)	6,385,068	—		—
	3/10/2018	13,613	(2)	2,113,554	—		—
	3/10/2018	40,838	(5)	6,340,508	—		—
	3/10/2019	21,047	(2)	3,267,757	—		—
	3/10/2019	—		—	47,370	(6)	7,354,666
Timothy Tully	9/10/2017	33,425	(2)	5,189,566	—		—
	3/10/2018	9,900	(2)	1,537,074	—		—
	3/10/2018	29,700	(5)	4,611,222	—		—
	3/10/2019	21,047	(2)	3,267,757	—		—
	3/10/2019	—		—	47,370	(6)	7,354,666
(1)	Market Value is calculated based on the closing price of our common stock on The NASDAQ Global Select Market on January 31, 2020 (the last trading day of our fiscal year), which was $155.26.
(2)	The RSUs vest over four years, with one-fourth of the RSUs vesting one year following the vesting commencement date and 1/16th vesting quarterly thereafter over the remaining three years, subject to continued service to us.

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(3)	On March 29, 2017, 89.15% of each NEO’s target fiscal 2017 PSUs were deemed earned based upon our fiscal 2017 financial results. The earned PSUs vest over four years, subject to continued service to us. For Mr. Merritt, 30% of these earned PSUs vested on March 29, 2017 and 5.83% vest quarterly thereafter, beginning on June 10, 2017, over the remaining three years. For Ms. St. Ledger, one-fourth of these earned PSUs vested on June 10, 2017 and 1/16th vest quarterly thereafter, beginning on September 10, 2017, over the remaining three years.
(4)	On March 30, 2018, 168.67% of each NEO’s target fiscal 2018 PSUs were deemed earned based upon our fiscal 2018 financial results. The earned PSUs vest over four years, subject to continued service to us. For Mr. Merritt and Ms. St. Ledger, one-fourth of the PSUs granted on March 9, 2017 vested on March 30, 2018 and 1/16th vest quarterly thereafter, beginning on June 10, 2018, over the remaining three years.
(5)	On March 27, 2019, 200% of each NEO’s target fiscal 2019 PSUs were deemed earned based upon our fiscal 2019 financial results, and one-fourth of these earned corporate PSUs vested on March 27, 2019 and 1/16th vest quarterly thereafter, beginning on June 10, 2019, over the remaining three years, subject to continued service to us. The number of corporate PSUs earned were 112,088, 52,800 and 72,600 shares for each of Messrs. Merritt and Tully and Ms. St. Ledger, respectively. The number of stock price PSUs that will be eligible to be earned and vest beginning in June 2020 through March 2022 are 56,044, 26,400 and 36,300 for Messrs. Merritt and Tully and Ms. St. Ledger, respectively. Mr. Conte retired from the Company on October 1, 2019, and he therefore was not eligible to earn or vest in any stock price PSUs.
(6)	On March 26, 2020, 150.05% of each NEO’s target fiscal 2020 PSUs were deemed earned based upon our fiscal 2020 financial results, and one-fourth of these earned corporate PSUs vested on March 26, 2020 and 1/16th vest quarterly thereafter, beginning on June 10, 2020, over the remaining three years, subject to continued service to us. The number of corporate PSUs earned were 82,827, 93,488, 34,382, 47,370 and 47,370 shares for each of Messrs. Merritt, Child, Morgan and Tully and Ms. St. Ledger, respectively. The number of stock price PSUs that will be eligible to be earned and vest beginning in June 2021 through March 2023 are 41,413, 46,744, 17,191, 23,685 and 23,685 for Messrs. Merritt, Child, Morgan and Tully and Ms. St. Ledger, respectively.
(7)	In connection with Mr. Conte’s retirement from the Company on October 1, 2019, 9,484 of his earned RSUs and 19,400 of his earned PSUs accelerated and vested in accordance with the terms of the Transition Services Agreement.

Option Exercises and Stock Vested in Fiscal 2020

The following table sets forth the number of shares acquired and the value realized upon the exercise of stock options and the vesting of RSUs during fiscal 2020 by each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Douglas Merritt	—	—	149,178	18,703,401
Jason Child	—	—	—	—
David Conte(2)	—	—	86,488	10,335,035
Scott Morgan	—	—	17,250	2,162,166
Susan St. Ledger	—	—	134,998	16,971,367
Timothy Tully	—	—	49,900	6,234,027
(1)	The value realized on vesting is calculated by multiplying the number of shares of stock by the market value of the underlying shares on each vesting date.
(2)	Pursuant to the terms of the Transition Services Agreement, Mr. Conte received accelerated vesting with respect to all equity awards (consisting of RSUs and PSUs) held by him that otherwise would have vested through March 11, 2020 had he remained employed with the Company. Actual issuance of the shares was deferred six months and one day from his retirement date to comply with Section 409A.

Pension Benefits and Nonqualified Deferred Compensation

We do not provide a pension plan for our employees, and none of our NEOs participated in a nonqualified deferred compensation plan during fiscal 2020.

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Executive Employment Arrangements

The initial terms and conditions of employment for each of our NEOs are set forth in written employment offer letters. The letter for Mr. Merritt was negotiated on our behalf by Mr. Sullivan, our then CEO. The letters for Messrs. Child, Morgan and Tully and Ms. St. Ledger and the Transition Services Agreement for Mr. Conte were negotiated on our behalf by Mr. Merritt. All of the employment offer letters were negotiated with the oversight and approval of our Board or Compensation Committee. Each of the employment offer letters with our NEOs sets forth the terms and conditions of such executive’s employment with us and provides for severance and change in control payments and benefits, as described above under “Compensation Discussion and Analysis—Discussion of Our Fiscal 2020 Executive Compensation Program—Components of Compensation Program and Fiscal 2020 Compensation—Severance and Change in Control-Related Benefits.”

Douglas Merritt

We entered into an initial employment offer letter dated April 7, 2014 with Mr. Merritt, our former Senior Vice President, Field Operations that was superseded by a revised employment offer letter dated November 16, 2015 in connection with his appointment as our President and CEO. Mr. Merritt’s severance and change in control benefits were amended by letter agreements effective as of March 20, 2019 and April 24, 2020 – see “Severance and Change in Control-Related Benefits” section above. Mr. Merritt’s current base salary for fiscal 2021 is $850,000 and his annual target cash bonus is 125% of his base salary.

Jason Child

We entered into an initial employment offer letter dated April 16, 2019 with Mr. Child, our Senior Vice President and Chief Financial Officer. Mr. Child received a cash signing bonus in the amount of $500,000, subject to reimbursement if he voluntarily resigns from the Company without good reason within 12 months of his start date. Mr. Child’s current base salary for fiscal 2021 is $485,000 and his annual target cash bonus is 80% of his base salary.

David Conte

In connection with Mr. Conte’s retirement, we entered into the Transition Services Agreement. The Transition Services Agreement superseded the terms of Mr. Conte’s revised employment offer letter. Under the Transition Services Agreement, Mr. Conte agreed to continue to serve in his then current position until his successor was appointed by our Board (the “Transition Date”). After the Transition Date, Mr. Conte served as Senior Vice President, Finance, reporting to our Chief Executive Officer, assisting with the transition of the new chief financial officer and other project-based services reasonably requested of him until March 11, 2020, or if earlier, the date that Mr. Conte terminated his employment with us (his actual employment termination date, the “Retirement Date”). Until the Retirement Date, Mr. Conte continued to receive his existing base salary, participated in the executive bonus plan at his existing annual cash bonus target, and remained eligible to participate in our employee benefits plans and vested in his existing equity awards in accordance with the terms of the applicable equity plan and agreements. In consideration for his assistance with a successful transition to our new chief financial officer as described in the Transition Services Agreement, Mr. Conte received a $1,000,000 cash bonus as he remained employed through the date that was 30 days after the Transition Date. On each of September 11, 2019, December 11, 2019 and March 11, 2020 (each, a “Quarterly Measurement Date”), if the Transition Date had not occurred and Mr. Conte had remained employed with the Company as its CFO through such Quarterly Measurement Date, Mr. Conte would have been entitled to receive (a) an additional $500,000 cash bonus and (b) acceleration of vesting of the portion of his outstanding equity awards that would have vested had he remained employed through the date that is nine months following the last such Quarterly Measurement Date prior to the Transition Date.

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In addition, if prior to March 11, 2020 and not in connection with a change in control (as defined in the Transition Services Agreement), we terminated Mr. Conte’s employment for any reason other than for “cause” (as defined in the Transition Services Agreement), or any time after 30 days after the Transition Date, Mr. Conte separated from the Company for any reason, then Mr. Conte would be entitled to receive (i) a lump sum payment of the remaining amount of his salary through March 11, 2020, (ii) payment of 100% of his target bonus for fiscal year 2020, provided that if Mr. Conte had terminated his employment after January 31, 2020, he would have received 100% of his actual bonus for fiscal year 2020, reduced by amounts of any fiscal year 2020 bonus previously paid to him and a pro-rated portion of his target fiscal year 2021 bonus through March 11, 2020, (iii) acceleration of vesting of the portion of his outstanding equity awards that would have vested had he remained employed through March 11, 2020 (or, if Mr. Conte was still employed with the Company as its CFO as of the first Quarterly Measurement Date, then the vesting acceleration would have been calculated through the date that is nine months following the last Quarterly Measurement Date occurring before the Transition Date), and (iv) reimbursement of COBRA premium payments for the number of months he would have been covered under our health care plans had he remained employed through March 11, 2020, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law (collectively, the “Standard Severance Benefits”).

In the event Mr. Conte had been involuntarily terminated either without cause or for good reason (as defined in the Transition Services Agreement), during the change in control period (as defined in the Transition Services Agreement), Mr. Conte would have received (i) a lump sum payment equal to twelve months salary, (ii) payment of a pro-rated portion of his target bonus for the fiscal year in which the termination occurred, (iii) acceleration of vesting of all then unvested equity awards, and (iv) reimbursement of COBRA premium payments for 12 months, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law (the “Change in Control Severance Benefits”). In the event that Mr. Conte’s employment had been terminated by us without cause prior to a change in control period, and a change in control period began after his termination date and on or before March 11, 2020, then Mr. Conte would have been eligible for an additional benefit with respect to each aspect of the Standard Severance Benefits, such that the total received with respect to each such aspect was not less than the amount (in terms of dollars of severance, shares of accelerated vesting and months of COBRA reimbursements) that would have been provided under the Change in Control Severance Benefits, if any, if Mr. Conte had remained employed through March 11, 2020.

All of the compensatory benefits were subject to the satisfaction of the conditions set forth in the Transition Services Agreement. See “Potential Payments Upon Termination or Upon Termination In Connection With a Change in Control” section below for the payment and benefits Mr. Conte became entitled to receive following his execution of an effective release of claims.

Scott Morgan

We entered into an initial employment offer letter dated January 24, 2012, as amended on March 28, 2012, with Mr. Morgan, our Senior Vice President, Chief Legal Officer, Global Affairs and Secretary, that was superseded by a revised employment offer letter dated October 30, 2018. Mr. Morgan’s severance and change in control benefits were amended by a letter agreement effective as of March 20, 2019 – see “Severance and Change in Control-Related Benefits” section above. Mr. Morgan’s current base salary for fiscal 2021 is $430,000 and his annual target cash bonus is 70% of his base salary.

Susan St. Ledger

We entered into an employment offer letter dated March 3, 2016 with Ms. St. Ledger, our former Senior Vice President, Chief Revenue Officer. We subsequently entered into a letter agreement dated October 3, 2017 with Ms. St. Ledger in connection with her promotion to President, Worldwide Field Operations. Ms. St. Ledger’s severance and change in control benefits were amended by a letter agreement effective as of March 20, 2019 – see “Severance and Change in Control-Related Benefits” section above. Ms. St. Ledger’s current base salary for fiscal 2021 is $525,000 and her annual target cash bonus is 100% of her base salary.

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Executive Compensation

Timothy Tully

We entered into an employment offer letter dated July 22, 2017 with Mr. Tully, our former Chief Technology Officer that was superseded by a revised employment offer letter dated April 25, 2018 in connection with his promotion to Senior Vice President, Chief Technology Officer. Mr. Tully’s severance and change in control benefits were amended by a letter agreement effective as of March 20, 2019 – see “Severance and Change in Control-Related Benefits” section above. Mr. Tully’s current base salary for fiscal 2021 is $475,000 and his annual target cash bonus is 80% of his base salary.

Equity Acceleration Death Benefit

Under our 2012 Plan, each of our employees and non-employee directors is eligible to receive the following vesting acceleration upon such person’s death:

●	100% of the shares underlying plan awards held by that person (including any plan awards previously earned based on the achievement of designated performance goals) will vest, and with respect to stock options and stock appreciation rights, become immediately exercisable, and
●	where the achievement of designated performance goals has been determined, all performance goals or other applicable vesting criteria required to be met for any plan awards held by that person to be earned will be deemed achieved and all other terms and conditions will be deemed satisfied and that person will immediately become vested in 100% of the earned plan awards, except that
●	where the achievement of designated performance goals has not yet been determined, all performance goals or other vesting criteria required to be met for such awards to be earned will be deemed achieved at target levels, and except further that
●	if that person’s death occurs following the end of the performance period for any performance goal but prior to the determination of the achievement of such performance goal, then the achievement of such performance goal will be determined based on actual performance.

In the event the person has not continuously served as an employee or non-employee director for at least 12 months prior to his or her death, all references to 100% in this paragraph mean 50%.

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Potential Payments Upon Termination or Upon Termination in Connection With a Change in Control

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described below, assuming that the triggering event took place on January 31, 2020.

NEO	Termination Without Cause ($)		Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control ($)(1)
Douglas Merritt
Severance payment(2)	1,856,250		3,037,500
Continued health coverage	29,777		44,665
Accelerated vesting(3)	22,524,511		42,050,401
Total:	24,410,538		45,132,566
Jason Child
Severance payment(2)	575,000		805,000
Continued health coverage	14,731		29,462
Accelerated vesting(3)	6,148,100	(4)	20,964,083	(5)
Total:	6,737,831		21,798,545
David Conte
Severance payment	375,507	(6)	—	(9)
Continued health coverage	—	(7)	—	(9)
Accelerated vesting	3,435,174	(8)	—	(9)
Total:	3,810,681		—
Scott Morgan
Severance payment(2)	412,500		600,000
Continued health coverage	14,519		29,038
Accelerated vesting(3)	3,311,475	(4)	10,892,802	(5)
Total:	3,738,494		11,521,840
Susan St. Ledger
Severance payment(2)	712,500		950,000
Continued health coverage	4,312		8,625
Accelerated vesting(3)	12,390,281	(4)	34,255,291	(5)
Total:	13,107,093		35,213,916
Timothy Tully
Severance payment(2)	504,000		714,000
Continued health coverage	9,044		18,088
Accelerated vesting(3)	6,168,391	(4)	21,960,407	(5)
Total:	6,681,435		22,692,494
(1)	A qualifying termination of employment is considered “in connection with a change in control” if such termination occurs within the period commencing three months before and ending 18 months after a “change in control.”
(2)	Each NEO’s base salary plus target bonus amounts, in each case, as was in effect as of January 31, 2020, are used in calculating severance payment amounts.

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(3)	For purposes of valuing accelerated vesting, the values indicated in the table are calculated as follows: (i) with respect to RSUs, as the fair market value of a share of our common stock on January 31, 2020, which was $155.26, multiplied by the number of unvested RSUs accelerated in accordance with the change in control and severance provisions of such NEO’s offer letter, and (ii) with respect to corporate PSUs, as the fair market value of a share of our common stock on January 31, 2020 multiplied by the earned amounts of the fiscal 2020 PSUs (150.05% of each NEO’s target fiscal 2020 PSUs) in accordance with such NEO’s PSU award agreement.
(4)	For purposes of valuing accelerated vesting with respect to stock price PSUs, unearned stock price PSUs are deemed forfeited in accordance with the terms of such NEO’s PSU award agreement.
(5)	For purposes of valuing accelerated vesting with respect to stock price PSUs before a determination date, any unearned stock price PSUs are deemed earned based on the price per share paid in the change in control transaction. Using the closing price of our common stock on The NASDAQ Global Select Market on January 31, 2020 (the last trading day of our fiscal year), which was $155.26, as the assumed per share price paid in the change in control transaction, results in no earned stock price PSUs because such price was below the stock price multiplier thresholds.
(6)	Pursuant to the Transition Services Agreement, Mr. Conte received a lump sum payment equal to the base salary he would have earned through March 11, 2020 plus the unpaid portion of his fiscal 2020 annual target bonus. Payment of these amounts was deferred six months and one day from his retirement date to comply with Section 409A.
(7)	Mr. Conte did not elect for continued health coverage.
(8)	Pursuant to the Transition Services Agreement, Mr. Conte received accelerated vesting with respect to all equity awards (consisting of RSUs and PSUs) held by him that otherwise would have vested through March 11, 2020 had he remained employed with the Company. Actual issuance of the shares were deferred six months and one day from his retirement date in accordance with Section 409A.
(9)	Mr. Conte’s employment with us terminated on October 1, 2019 and was not considered “in connection with a change in control” and therefore he was not entitled to any such payments.

CEO Pay Ratio

Under SEC rules, we are required to provide information regarding the relationship between the annual total compensation of Mr. Merritt, our President and CEO, and the annual total compensation of our median employee. For our last completed fiscal year, which ended January 31, 2020:

●	The median of the annual total compensation of all of our employees (other than Mr. Merritt), including our consolidated subsidiaries, was approximately $264,305. This annual total compensation is calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, and reflects, among other things, salary and bonus earned and aggregate “grant date fair value” of RSU awards granted during the 12-month period ended January 31, 2020.
●	Mr. Merritt’s annual total compensation, as reported in the Summary Compensation Table included in this Proxy Statement, was $15,710,645.
●	Based on the above, for fiscal 2020, the ratio of Mr. Merritt’s annual total compensation to the median of the annual total compensation of all employees was approximately 59 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended, and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

The methodology we used to calculate the pay ratio is described below. Due to increased hiring, our population increased by approximately 31% in fiscal 2020. Given these circumstances, we selected a new median employee. We identified the new median employee this fiscal year using the same methodology we used to identify last year’s median employee.

●	We determined the median of the annual total compensation of our employees as of January 31, 2020 at which time we (including our consolidated subsidiaries) had approximately 5,597 full-time and part-time employees, including interns, of which approximately 3,993 were U.S. employees, and approximately 1,604 (or approximately 29% of our total employee population as of January 31, 2020, excluding acquired employees) were located outside of the United States. In accordance with the SEC’s permitted methodology for determining the “median employee,” we excluded from our calculations 270 employees (or approximately 5% of our total employee population as of January 31, 2020) who were hired in connection with mergers and acquisitions that we completed in fiscal 2020.

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●	We then compared the sum of (i) the annual base salary of each of these employees for fiscal 2020, plus (ii) the total annual cash incentive bonus or commission, as applicable, earned by each of these employees for fiscal 2020 as reflected in our payroll records, plus (iii) the aggregate grant date fair value of equity awards (as determined in accordance with footnote 1 of the 2020 Summary Compensation Table) granted to these employees in fiscal 2020, to determine the median employee. Compensation paid in foreign currency was converted to U.S. dollars using a spot exchange rate on February 28, 2020. In determining the median total compensation of all employees, we did not make any cost of living adjustments to the compensation paid to any employee outside of the U.S.

Once we identified our median employee, we estimated the median employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median annual total compensation disclosed above. With respect to Mr. Merritt’s annual total compensation, we used the amount reported in the “Total” column of our 2020 Summary Compensation Table.

Equity Compensation Plan Information

The following table provides information as of January 31, 2020 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	13,965,191	10.79	34,957,991
Equity compensation plans not approved by stockholders	—	—	—
Total	13,965,191	10.79	34,957,991
(1)	Includes the following plans: 2012 Equity Incentive Plan (“2012 Plan”), 2003 Equity Incentive Plan and 2012 Employee Stock Purchase Plan (“2012 ESPP”). Our 2012 Plan provides that on the first day of each fiscal year, the number of shares authorized for issuance under the 2012 Plan is automatically increased by a number equal to the least of (i) ten million (10,000,000) shares of common stock, (ii) five percent (5%) of the aggregate number of shares of common stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such number of shares of common stock that may be determined by our Board. Our 2012 ESPP provides that on the first day of each fiscal year, the number of shares authorized for issuance under the 2012 ESPP is automatically increased by a number equal to the least of (i) four million (4,000,000) shares of common stock, (ii) two percent (2%) of the aggregate number of outstanding shares of common stock on the last day of the immediately preceding fiscal year, or (iii) an amount determined by our Board or any committee designated by the Board to administer the 2012 ESPP.
(2)	Does not include shares issuable upon vesting of outstanding RSU awards, which have no exercise price.

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Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 31, 2020 for:

●	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
●	each of our NEOs;
●	each of our directors; and
●	all of our executive officers and directors as a group.

The information provided in the table is based on our records, information filed with the SEC, and information provided to us. For our 5% stockholders, to the extent we did not have more recent information, we relied upon such stockholders’ most recent filing with the SEC pursuant to Section 13(g) of the Exchange Act as noted below. We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 158,795,963 shares of common stock outstanding at March 31, 2020. In computing the number of shares of common stock beneficially owned by a person or entity and the percentage ownership of such person or entity, we deemed to be outstanding all shares of common stock subject to shares held by the person that are currently exercisable or exercisable (or issuable upon vesting of RSUs) within 60 days of March 31, 2020. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

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Stock Ownership Information

Unless otherwise indicated in their respective footnote, the address of each beneficial owner listed in the table below is c/o Splunk Inc., 270 Brannan Street, San Francisco, California 94107.

	Number of Shares	Percent of Shares Outstanding
5% Stockholders:
T. Rowe Price Associates, Inc.(1)	26,563,342	16.7%
The Vanguard Group, Inc.(2)	14,177,930	8.9%
BlackRock, Inc.(3)	9,068,639	5.7%
NEOs and Directors:
Douglas Merritt	50,197	*
Jason Child	12,431	*
David Conte	28,884	*
Scott Morgan	22,959	*
Susan St. Ledger	20,130	*
Tim Tully	7,006	*
Sara Baack	9,888	*
Mark Carges	14,632	*
John Connors	68,484	*
Patricia Morrison	27,823	*
Stephen Newberry	38,121	*
Graham Smith	44,690	*
Elisa Steele	9,888	*
Sri Viswanath	2,815	*
All executive officers and directors as a group (13 persons)	329,064	*
*	Represents beneficial ownership of less than one percent (1%).
(1)	As of December 31, 2019, the reporting date of T. Rowe Price Associates, Inc.’s most recent filing with the SEC pursuant to Section 13(g) of the Exchange Act filed on February 14, 2020, T. Rowe Price Associates, Inc. (“Price Associates”), in its capacity as an investment adviser, has sole voting power with respect to 10,966,484 shares and sole dispositive power with respect to 26,563,342 shares reported as beneficially owned. Securities are beneficially owned by clients of Price Associates. The address for Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.
(2)	As of December 31, 2019, the reporting date of The Vanguard Group, Inc.’s most recent filing with the SEC pursuant to Section 13(g) of the Exchange Act filed on February 12, 2020, The Vanguard Group, Inc. (“Vanguard”), in its capacity as an investment advisor, has sole voting power with respect to 123,110 shares, shared voting power with respect to 42,850 shares, sole dispositive power with respect to 14,027,156 shares, and shared dispositive power with respect to 150,774 shares reported as beneficially owned. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 68,905 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard is the beneficial owner of 133,551 shares as a result of its serving as investment manager of Australian investment offerings. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(3)	As of December 31, 2019, the reporting date of BlackRock, Inc.’s most recent filing with the SEC pursuant to Section 13(g) of the Exchange Act filed on February 10, 2020, BlackRock, Inc. (“BlackRock”), which is a parent holding company or control person, has sole voting power with respect to 7,945,746 shares and sole dispositive power with respect to 9,068,639 shares reported as beneficially owned. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.

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Questions and Answers About the Proxy Materials and Our 2020 Annual Meeting

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

How do I attend the Virtual Annual Meeting?

This year’s Annual Meeting will be conducted as a virtual-only meeting of stockholders. We will host the Annual Meeting online through a live audio webcast. You are entitled to attend the Annual Meeting if you were a holder of our common stock as of the close of business on April 16, 2020, hold a valid proxy for the Annual Meeting or are an authorized guest of the Company. You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SPLK2020. If you wish to submit a question prior to the meeting you may do so at www.proxyvote.com. You will need the control number included on your Notice or proxy card or in the instructions from your broker in order to attend and participate in the Annual Meeting virtually.

Online check-in will begin at 3:15 p.m. Pacific Time on June 11, 2020, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page. Technical support will be available starting at 3:15 p.m. Pacific Time on the day of the meeting.

What matters am I voting on?

You will be voting on:

●	the election of three Class II directors to hold office until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified;
●	a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021;
●	an advisory vote to approve the compensation of our named executive officers, as described in this proxy statement; and
●	any other business that may properly come before the meeting.

How does the Board recommend I vote on these proposals?

The Board recommends a vote:

●	FOR each of the nominees for election as Class II directors;
●	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021; and
●	FOR approval, on an advisory basis, of our named executive officer compensation.

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Who is entitled to vote?

Holders of our common stock as of the close of business on April 16, 2020 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, we had 158,838,088 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the Record Date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (electronically) at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, or a street name stockholder, and the Notice was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting in person (virtually). However, since beneficial owners are not the stockholders of record, you may not vote your shares in person (electronically) at the Annual Meeting unless you follow your broker’s, bank’s or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use to direct your broker, bank or other nominee how to vote your shares.

How do I vote?

If you are a registered stockholder, you may:

●	instruct the proxy holder or holders on how to vote your shares by using the Internet voting site or the toll-free telephone number listed on the Notice, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 10, 2020 (have the Notice or proxy card in hand when you call or visit the website);
●	instruct the proxy holder or holders on how to vote your shares by completing and mailing your proxy card to the address indicated on your proxy card (if you received printed proxy materials), which must be received by the time of the Annual Meeting; or
●	vote your shares in person (electronically) at the Annual Meeting.

To attend and participate in the Annual Meeting virtually, stockholders of record will need to use their control number on their Notice or proxy card to log onto www.virtualshareholdermeeting.com/SPLK2020.

If you are a street name stockholder, you will receive instructions from your broker, bank or other nominee. The instructions from your broker, bank or other nominee will indicate if the various methods by which you may vote, including whether Internet or telephone voting, are available.

Can I change or revoke my vote?

Yes. Subject to any rules your broker, bank or other nominee may have, you can change your vote or revoke your proxy before the Annual Meeting.

If you are a registered stockholder, you may change your vote by:

●	entering a new vote via Internet or by telephone by 11:59 p.m. Eastern Time on June 10, 2020;
●	returning a later-dated proxy card which must be received by the time of the Annual Meeting; or
●	submitting a later-dated vote electronically at the Annual Meeting.

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If you are a registered stockholder, you may also revoke your proxy by providing our Corporate Secretary with a written notice of revocation prior to your shares being voted at the Annual Meeting. Such written notice of revocation should be hand delivered to Splunk’s Corporate Secretary or mailed to and received by Splunk Inc. prior to the Annual Meeting at 270 Brannan Street, San Francisco, California 94107, Attention: Corporate Secretary.

If you are a street name stockholder, you may change your vote by:

●	submitting new voting instructions to your broker, bank or other nominee pursuant to instructions provided by such broker, bank or other nominee; or
●	submitting a later-dated vote electronically at the Annual Meeting; provided you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

If you are a street name stockholder, you must contact your broker, bank or other nominee that holds your shares to find out how to revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted electronically at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is properly dated, executed and returned, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above. If any matter not described in the proxy statement is properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy, as described above.

Why did I receive a notice regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report to our stockholders, primarily via the Internet. On or about April 28, 2020, we mailed to our stockholders the Notice that contains instructions on how to access our proxy materials on the Internet, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and keep our Annual Meeting process efficient.

What is a quorum?

A quorum is the minimum number of shares required to be present at the scheduled time of the Annual Meeting in person (virtually) or by proxy for the meeting to be properly held under our Bylaws and Delaware law. The presence in person (virtually) or by proxy, of a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. See “How may my broker, bank or other nominee vote my shares if I fail to provide timely directions?” below. The shares subject to a proxy that are not being voted on a particular matter because of either stockholder withholding or broker non-vote will count for purposes of determining the presence of a quorum. Abstentions are also counted in the determination of a quorum.

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How many votes are needed for approval of each matter?

●	Proposal 1: Each director nominee will be elected by a vote of the majority of the votes cast. A majority of the votes cast means the number of votes cast “For” such nominee’s election exceeds the number of votes cast “Against” that nominee. You may vote “For,” “Against,” or “Abstain” with respect to each director nominee. Broker non-votes and abstentions, if any, will have no effect on the outcome of the election.
●	Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP must receive the affirmative vote of at least a majority of the shares present in person (virtually) or by proxy at the meeting and entitled to vote thereon to be approved. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered votes cast and thus will have the same effect as a vote “Against” the proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.
●	Proposal 3: The advisory vote to approve the compensation of our named executive officers must receive the affirmative vote of at least a majority of the shares present in person (virtually) or by proxy at the meeting and entitled to vote thereon to be approved. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered votes cast and thus will have the same effect as votes “Against” the proposal. Broker non-votes, if any, will have no effect on the outcome of the vote. Because this vote is advisory only, it will not be binding on us, our Compensation Committee or our Board. However, we value our stockholders’ input and will take the vote into consideration when evaluating executive compensation decisions.

What happens if a director nominee who is duly nominated does not receive a majority vote?

The Board nominates for election or re-election as director only candidates who have tendered, in advance of such nomination, an irrevocable, conditional resignation that will be effective only upon both (i) the failure to receive the required vote at the next annual meeting of stockholders at which they face re-election and (ii) the Board’s acceptance of such resignation. In an uncontested election, the Board, after taking into consideration the recommendation of the Nominating and Corporate Governance Committee, will determine whether or not to accept the pre-tendered resignation of any nominee for director who receives a greater number of votes “Against” such nominee’s election than votes “For” such nominee’s election. In the event of a contested election, the director nominees equal to the number of seats available who receive the largest number of votes cast “For” their election will be elected as directors.

How are proxies solicited for the Annual Meeting?

The Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers, banks or other nominees for reasonable expenses that they incur in sending these proxy materials to you, if a broker, bank or other nominee holds your shares.

How may my broker, bank or other nominee vote my shares if I fail to provide timely directions?

Brokers, banks and other nominees holding shares in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter—the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Your broker, bank or other nominee will not have discretion to vote on the other matters submitted for a vote absent direction from you as they are “non-routine” matters.

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Is my vote confidential?

Proxy instructions, electronic votes, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Splunk or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, to facilitate a successful proxy solicitation, or when you request or consent to disclosure.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to include them in such Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as final results become available.

I share an address with another stockholder, and we received multiple copies of the proxy materials. How may we obtain a single copy of the proxy materials?

Stockholders who share an address and receive multiple copies of our proxy materials can request to receive a single copy in the future. To receive a single copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Splunk Inc.
Attention: Investor Relations
3098 Olsen Drive
San Jose, California 95128
(415) 848-8400

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2021 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than December 29, 2020. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Splunk Inc.
Attention: Corporate Secretary
270 Brannan Street
San Francisco, California 94107

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Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our Board, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws. To be timely for our 2021 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

●	not earlier than February 12, 2021; and
●	not later than the close of business on March 14, 2021.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Please see “Corporate Governance at Splunk—Board Composition—Stockholder Recommendations” and “—Stockholder Nominations” on page 19 for further information about recommendations and nominations of director candidates.

Availability of Bylaws and Stockholder List

A copy of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov or on our investor website at http://investors.splunk.com/corporate-governance. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The Company’s list of stockholders as of April 16, 2020 will be available for inspection by any stockholder of record upon request via our Investor Relations website (https://investors.splunk.com/contact-us) during the 10-day period immediately prior to the date of the Annual Meeting. In addition, the list of stockholders will also be available to stockholders during the Annual Meeting at www.virtualshareholdermeeting.com/SPLK2020.

Fiscal 2020 Annual Report and SEC Filings

Our financial statements for the fiscal year ended January 31, 2020 are included in our Annual Report on Form 10-K, which was filed with the SEC and which we will make available to stockholders at the same time as this proxy statement. Our annual report and this proxy statement are posted on our website at www.splunk.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Investor Relations, Splunk Inc., 3098 Olsen Drive, San Jose, California 95128.

* * *

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
San Francisco, California
April 28, 2020

82

SPLUNK INC.
270 BRANNAN STREET
SAN FRANCISCO, CA 94107

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SPLK2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D07455-P36328	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPLUNK INC.

The Board of Directors recommends you vote FOR
the following:

1.	To elect three Class II directors:
	Nominees:		For	Against	Abstain
	1a.	John Connors	☐	☐	☐
	1b.	Patricia Morrison	☐	☐	☐
	1c.	Stephen Newberry	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2021.	☐	☐	☐
3.	To approve, on an advisory basis, the compensation of our named executive officers, as described in the proxy statement.	☐	☐	☐
NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
SPLUNK INC.
June 11, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Please sign, date and mail
your proxy card in the envelope provided as soon as possible.

D07456-P36328

SPLUNK INC.
Annual Meeting of Stockholders
June 11, 2020 3:30 p.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Douglas S. Merritt and Jason Child, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SPLUNK INC. held of record by the undersigned at the close of business on April 16, 2020 at the Annual Meeting of Stockholders to be held virtually at 3:30 p.m. Pacific Time on June 11, 2020, via live audio webcast at www.virtualshareholdermeeting.com/SPLK2020 and any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1 and "FOR" Proposal 2 and Proposal 3.

Continued and to be signed on reverse side